SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 27
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 29
                 QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               55 Old Bedford Road
                          Lincoln, Massachusetts 01773
               (Address of Principal Executive Offices) (Zip Code)
                                 (781) 259-1144
               Registrant's Telephone Number, including Area Code
                              WILLARD L. UMPHREY, President
                                   Quant Funds
                               55 Old Bedford Road
                          Lincoln, Massachusetts 01773
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Mark P. Goshko, Esq.
                   KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
                                 75 State Street
                           Boston, Massachusetts 02109
                             ----------------

                                        It is proposed that this filing will
become effective:

/_/ immediately upon filing pursuant to paragraph (b)
/_/ on (date) pursuant to paragraph (b)
/_/ 75 days after filing pursuant to paragraph (a)(2)
/_ / 60 days after filing pursuant to paragraph (a)(i)
/X/ on July 30, 2005 pursuant to paragraph (a) of Rule 485
                                 ---------
If appropriate, check the following box:

/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS
                                July_____, 2005



        Quant Small Cap Fund
        Quant Growth and Income Fund
        Quant Emerging Markets Fund
        Quant Foreign Value Fund






TABLE OF CONTENTS                                               Page
Basic Information about the Funds
Summary of Fees and Expenses
Non-Principal Investment Strategies and Related Risks
Management of the Funds
How to Invest
How to Make Exchanges
How to Redeem
Calculation of Net Asset Value
Shareholder Services
Shareholder Account Policies
Other Policies
Dividends, Distributions, and Taxation


Financial Highlights


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS COMPLETE OR ACCURATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

BASIC INFORMATION ABOUT
THE FUNDS

                              Quant Small Cap Fund
                               ("Small Cap Fund")

Investment Objective

Maximum long-term capital appreciation.

Principal Investment Strategies


Under normal market conditions, Small Cap Fund invests at least 80% of its total assets in common stocks. Small Cap Fund will invest at least 80% of its total assets in stocks of small-sized companies, generally with less than $5 billion in market capitalization (at time of purchase). If the market capitalization of the largest stock in the Russell 2000 Index (the "Index") is less than $5 billion as of June 30, 2005, Small Cap Fund will substitute the market capitalization value of the largest stock for the $5 billion amount in the preceding sentence. As of June 30, 2005, the market capitalization of the largest stock in the Index was approximately $x.x billion and no substitution was made. There is no minimum market capitalization for companies whose securities Small Cap Fund may purchase. Small Cap Fund will invest primarily in the common stocks of U.S. issuers. For purposes of Small Cap Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

Small Cap Fund's Advisor primarily employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, a Fund's Advisor can monitor a portfolio of securities for consistency with the Fund's investment objectives. To a lesser extent, the Fund's Advisor may also use qualitative analysis, due diligence, fundamental research, and analysis of the issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.


Small Cap Fund's Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

Even though Small Cap Fund seeks long-term capital appreciation, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

                          Quant Growth and Income Fund
                           ("Growth and Income Fund")

Investment Objective

Long-term growth of capital and income.

---------------------------------------------------------------------------
An investment in a Quant Fund is NOT a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Quant Fund may not achieve its goals and is not intended as a complete investment program. Contact your investment professional to discuss how each Fund fits into your portfolio.



Principal Investment Strategies


Under normal market conditions, Growth and Income Fund invests at least 80% of its total assets in common stocks. Growth and Income Fund mainly invests in stocks of larger companies, generally with greater than $1 billion in market capitalization (at time of purchase) and seeks to have its weighted average dividend will yield approximately the average dividend yield of the S&P 500. There is no minimum market capitalization for companies whose securities Growth and Income Fund may purchase. Growth and Income Fund will invest primarily in the common stock of U.S. issuers. For purposes of Growth and Income Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

Growth and Income Fund's Advisor primarily employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. In addition, the Fund's Advisor follows a quantitative research process which generates potential factors or portfolio construction techniques that the Advisor believes could result in improvement of the Fund's risk or return characteristics. Such factors and construction techniques are then rigorously tested to determine whether they add value on their own and in conjunction with the existing process before any changes will be made to the existing models. With the benefit of these rankings, a Fund's Advisor also can monitor a portfolio of securities for consistency with the Fund's investment objectives. To a lesser extent, the Fund's Advisor may also use qualitative analysis, due diligence, fundamental research, and analysis of the issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.


Growth and Income Fund's Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

Even though Growth and Income Fund seeks long-term growth of capital and income, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

                           Quant Emerging Markets Fund
                            ("Emerging Markets Fund")

Investment Objective

Long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80% of its total assets in common stocks of emerging markets issuers. An emerging market issuer is one that is organized under the laws of an emerging country; has a principal office in an emerging country or derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or from sales made in emerging markets. For purposes of Emerging Markets Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), warrants and rights. Emerging Markets Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Depositary Receipts. A depositary receipt is a receipt traded on an investor's domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts ("ADRs") are receipts of shares of a foreign-based company traded on a U.S. market. Instead of buying shares of foreign-based companies in overseas markets, U.S. investors can buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts ("GDRs") are receipts of shares of a company traded on a foreign market, typically emerging markets, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult and expensive trading on the issuing company's home exchange. Because the companies issuing GDRs are not as well established and do not use the same accounting system as more developed markets, their stocks tend to be more volatile and less liquid. Other types of depositary receipts may also be used.

Emerging Markets Fund generally will be invested in issuers in eight or more emerging markets. Emerging Markets Fund will not allocate more than 25% of its total assets to any one country but it may invest more than 25% of its total assets in a particular region. Emerging Markets Fund considers any market that is not developed to be an emerging market. Currently, emerging markets include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets index: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. At the discretion of the Fund's Advisor, the Fund may invest in other emerging countries.

Emerging Market Fund's Advisor primarily employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The Advisor's proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, a Fund's Advisor can monitor a portfolio of securities for consistency with the Fund's investment objectives. To a lesser extent, the Fund's Advisor may also use qualitative research to identify industry, country or market events not otherwise captured by its models.


Emerging Markets Fund's Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

An investment in Emerging Markets Fund involves a substantial degree of risk. Even though Emerging Markets Fund seeks long-term growth of capital, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

                            Quant Foreign Value Fund
                             ("Foreign Value Fund")

Investment Objective

Long-term growth of capital and income.

Principal Investment Strategies


Under normal market conditions, the Foreign Value Fund invests at least 80% of its total assets in common stocks of foreign markets issuers. A foreign markets issuer is one that is organized under the laws of a non-U.S. country; has a principal office in a non-U.S. country; or derives at least 50% of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Generally, Foreign Value Fund invests in foreign markets issuers in Western Europe, Australia, and the larger capital markets of the Far East; however, Foreign Value Fund also may invest without limit in emerging markets issuers. An emerging market issuer is one that is organized under the laws of an emerging country; has a principal office in an emerging country or derives at least 50% of its gross revenues; or profits from goods or services produced in emerging markets or from sales made in emerging markets. For purposes of Foreign Value Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), warrants and rights. Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Depositary Receipts. A depositary receipt is a receipt traded on an investor's domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts ("ADRs") are receipts of shares of a foreign-based company traded on a U.S. market. Instead of buying shares of foreign-based companies in overseas markets, U.S. investors can buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts ("GDRs") are receipts of shares of a company traded on a foreign market, typically emerging markets, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult and expensive trading on the issuing company's home exchange. Because the companies issuing GDRs are not as well established and do not use the same accounting system as more developed markets, their stocks tend to be more volatile and less liquid. Other types of depositary receipts may also be used.


Foreign Value Fund's Advisor primarily employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.



Foreign Value Fund's Advisor uses a three-step investment decisions making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the Advisor believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry value sectors. Second, because the Advisor believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 20,000 companies to identify a pool of approximately 500 securities with the greatest potential for undervalued streams of sustainable cash flow or undervalued assets. Third, the Advisor conducts rigorous fundamental research on the pool of companies identified throughout the first two steps of the investment process. The Advisor also maintains a' "watch-list" of approximately 250 companies which may be used if the valuation of a company held in the Fund's portfolio falls below the value of an alternative company. With the benefit of these rankings, the Fund's Advisor also can monitor a portfolio of securities for consistency with the Fund's investment objectives.



Although Foreign Value Fund's Advisor may invest in both value stocks and growth stocks, Foreign Value Fund mainly invests in value stocks that the Fund's advisor believes are currently undervalued compared to their true worth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

An investment in Foreign Value Fund involves a high degree of risk. Even though Foreign Value Fund seeks long-term growth of capital, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.


Principal Risks

Even though each Fund seeks to achieve its investment objective, you could lose money on your investment or not make as much as if you had invested elsewhere. The main risks that could affect your investment include:


-------------------------------------------- ------------------------
-------------------------------------------
                Quant Funds
                                                                             Principal Risks
-------------------------------------------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------
           Growth and
Small        Income     Emerging   Foreign
  Cap                    Markets    Value
--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

X         X             X          X         Stock Market

                                             o The risk that the stock price of
                                             one or more of the companies in a
                                             Fund's portfolio will fall, or will
                                             fail to appreciate as anticipated
                                             by the Fund's advisor. Many factors
                                             can adversely affect a stock's
                                             performance.

                                             o The risk that movements in the
                                             securities markets will adversely
                                             affect the price of a Fund's
                                             investments, regardless of how well
                                             the companies in which a Fund
                                             invests perform.

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

X         X             X          X         Common Stocks

                                             o The value of a company's stock
                                             falls as a result of factors
                                             directly relating to that company,
                                             such as decisions made by its
                                             management or lower demand for the
                                             company's products or services.

                                             o The value of a company's stock
                                             falls as a result of factors
                                             affecting multiple companies in a
                                             number of different industries,
                                             such as increases in production
                                             costs.

                                             o The value of a company's stock
                                             falls as a result of changes in
                                             financial market conditions that
                                             are relatively unrelated to the
                                             company or its industry, such as
                                             changes in interest rates or
                                             currency exchange rates.

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

X                                            Small Cap Companies

                                             An investment in Small Cap Fund involves a high degree of risk due to its investments in small cap companies.

                                             Small cap companies are more likely
                                             than larger companies to have
                                             limited product lines, markets or
                                             financial resources, or to depend
                                             on a small, inexperienced
                                             management group. Small cap
                                             companies' earnings and revenue
                                             tend to be less predictable than
                                             for larger companies. Stocks of
                                             these companies may trade less
                                             frequently and in limited volume,
                                             and their prices may fluctuate more
                                             than stocks of other companies.
                                             Stocks of these companies may
                                             therefore be more vulnerable to
                                             adverse developments than those of
                                             larger companies. Such stocks may
                                             be harder to sell at the times and
                                             prices the Fund's Advisor thinks
                                             appropriate.

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

          X             X          X         Small and Mid Cap Companies

                                             To the extent that a Fund invests
                                             in small and mid cap companies,
                                             such companies are more likely than
                                             larger companies to have limited
                                             product lines, markets or financial
                                             resources, or to depend on a small,
                                             inexperienced management group.
                                             Small and mid cap companies'
                                             earnings and revenue tend to be
                                             less predictable than for larger
                                             companies. Stocks of these
                                             companies may trade less frequently
                                             and in limited volume, and their
                                             prices may fluctuate more than
                                             stocks of other companies. Stocks
                                             of these companies may therefore be
                                             more vulnerable to adverse
                                             developments than those of larger
                                             companies. Such stocks may be
                                             harder to sell at the times and
                                             prices the Fund's Advisor thinks
                                             appropriate.

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

X         X             X          X         Value Stocks

                                             To the extent the Fund invests in
                                             value stocks, if the Fund's
                                             Advisor's assessment of a company's
                                             prospects is wrong, or if the
                                             market fails to recognize the
                                             stock's value, then the price of
                                             the company's stock may not
                                             approach the value that the Fund's
                                             Advisor believes is the full market
                                             value. Value stocks may also
                                             decline in price even when the
                                             Fund's Advisor already believes
                                             they are undervalued.

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

X         X             X          X         Growth Stocks

                                             To the extent the Fund invests in
                                             growth stocks, if the Fund's
                                             Advisor's assessment of the
                                             prospects for the company's
                                             earnings growth is wrong, or if its
                                             judgment about how other investors
                                             will value the company's earnings
                                             growth is wrong, then the price of
                                             the company's stock may fall or not
                                             approach the value that the Fund's
                                             Advisor has placed on it.

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

                        X          X         Foreign Investments

                                             An investment in Foreign Value Fund or Emerging Markets Fund involves a high degree of risk due to the Funds' foreign investments.

                                             o Unfavorable changes in currency
                                             exchange rates: Foreign investments
                                             are normally issued and traded in
                                             foreign currencies. As a result,
                                             their values may be affected by
                                             changes in the exchange rates
                                             between particular foreign
                                             currencies and the U.S. dollar.

                                             o Political and economic
                                             developments: Foreign investments
                                             may be subject to the risks of
                                             seizure by a foreign government,
                                             imposition of restrictions on the
                                             exchange or transport of foreign
                                             currency, and tax increases.

                                             o Unreliable or untimely
                                             information: There may be less
                                             information publicly available
                                             about a foreign company than about
                                             most U.S. companies, and foreign
                                             companies are usually not subject
                                             to accounting, auditing and
                                             financial reporting standards and
                                             practices comparable to those in
                                             the United States.

                                             o Limited legal recourse: Legal
                                             remedies for investors such as the
                                             Fund may be more limited than those
                                             available in the United States.

                                             o Limited markets: Certain foreign
                                             investments may be less liquid
                                             (harder to buy and sell) and more
                                             volatile than domestic investments,
                                             which means the Fund may at times
                                             be unable to sell these investments
                                             at desirable prices. For the same
                                             reason, the Fund may at times find
                                             it difficult to value their foreign
                                             investments.

                                             o Trading practices: Brokerage
                                             commissions and other fees are
                                             generally higher for foreign
                                             investments than for domestic
                                             investments. The procedures and
                                             rules for settling foreign
                                             transactions may also involve
                                             delays in payment, delivery or
                                             recovery of money or investments.

                                             o Lower yield: Common stocks of
                                             foreign companies have historically
                                             offered lower dividends than
                                             comparable U.S. companies. Foreign
                                             withholding taxes may further
                                             reduce the amount of income
                                             available to distribute to
                                             shareholders of the Fund. The
                                             Fund's yield is therefore expected
                                             to be lower than yields of most
                                             funds that invest mainly in common
                                             stocks of U.S. companies. Certain
                                             of these risks may also apply to
                                             some extent to U.S.-traded
                                             investments that are denominated in
                                             foreign currencies, investments in
                                             U.S. companies that are traded in
                                             foreign markets, or to investments
                                             in U.S. companies that have
                                             significant foreign operations.

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

                        X          X         Emerging Markets Investments

                                             An investment in Emerging Markets
                                             Fund involves a substantial degree
                                             of risk due to its high exposure to
                                             emerging markets investments. To
                                             the extent that Foreign Value Fund
                                             invests in emerging markets
                                             investments, it is also subject to
                                             this type of risk.

                                             Investing in emerging markets
                                             involves risks in addition to and
                                             greater than those generally
                                             associated with investing in more
                                             developed foreign markets. The
                                             extent of foreign development,
                                             political stability, market depth,
                                             infrastructure and capitalization
                                             and regulatory oversight are
                                             generally less than in more
                                             developed markets. Emerging market
                                             economies can be subject to greater
                                             social, economic, regulatory and
                                             political uncertainties including
                                             potential expropriation and
                                             confiscatory taxation. All of these
                                             factors generally make emerging
                                             market securities more volatile and
                                             potentially less liquid than
                                             securities issued in more developed
                                             markets. Accordingly, at times the
                                             Fund may find it even more
                                             difficult to value their emerging
                                             markets investments than the Fund's
                                             other international investments

--------- ------------- ---------- --------- -------------------------------------------------------------------------------
--------- ------------- ---------- --------- -------------------------------------------------------------------------------

                                             Diversification

                                             o Each of the Funds is
                                             "non-diversified" under the
                                             Investment Company Act of 1940, as
                                             amended (the "1940 Act") that means
                                             that it may invest a higher
X         X             X          X         percentage of its assets in a smaller number of issuers.

                                             o This risk is greater for smaller
                                             companies that are the primary
                                             investment vehicles for the Small
                                             Cap Fund, which tend to be more
                                             vulnerable to adverse developments.

-----------------------------------------------------------------------------

Performance


The following bar charts and tables indicate some of the risks of investing in a Fund by showing changes in each Fund's performance over time. The tables also compare a Fund's performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Of course, past performance does not necessarily indicate how the Fund will perform in the future. Because the chart and table reflect calendar year performance, the numbers will differ from those in the "Financial Highlights" table later in this Prospectus and in the Fund's shareholder report, which is based on the Fund's fiscal year end of March 31.

Bar charts. The bar charts show changes in the annual total returns of a Fund's Ordinary Shares as of December 31 for the past ten years, or a shorter period of time if a Fund has not been in existence for ten years. Returns in the bar charts do not reflect the 1% deferred sales charge applicable to the Ordinary Shares of the Funds as described in the Summary of Fees and Expenses table below. The deferred sales charge, if reflected, would reduce the returns of a Fund. Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

Average annual total return tables. The average annual total return tables following the bar charts reflect the 1% deferred sales charge for the Ordinary Shares of each Fund. The average annual total return tables compare each class of a Fund to indexes that invest in comparable types of stocks. Unlike the Funds, the indexes are not actively managed. Investment returns for the indexes assume the reinvestment of dividends paid on stocks comprising the indexes.

After tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns on distributions and sales may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.


Quant Small Cap Fund

1995        1996       1997       1998       1999       2000        2001       2002       2003       2004
34.96%      23.34%     7.21%      0.38%      32.02%     7.59%       -2.27%     -29.21%    43.08      xx.xx%



The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is x.xx%.


Best Quarter: Q4 1999: ?32.35%
Worst Quarter: Q3 1998: (20.08)%


Average Annual Total Returns for the periods ended
December 31, 2004

                                                                                   1 Year   5 Years    10 Years Inception
                                                                                                                Date

Ordinary Shares Before Taxes                                                       21.64%     5.28%      11.83%      8/3/92
Ordinary Shares After Taxes on Distributions                                       xx.xx%     x.xx%       x.xx%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares               xx.xx%     x.xx%       x.xx%
Institutional Shares Before Taxes                                                  23.49%     6.03%      12.50%      1/6/93
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)            18.33%     6.61%      11.53%        -- *



*Reflects the return of the index since the 9/30/92 (the quarter end after the inception of Ordinary Shares). The return of the index since 3/31/93 (the quarter end after the inception of Institutional Shares) is x.xx%.


The Russell 2000 Index is comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely recognized as representative of the general market for small company stocks.


Quant Growth and Income Fund

1995        1996       1997       1998       1999       2000        2001       2002       2003       2004
29.45%      18.81%     36.67%    29.54%     41.12%     -16.85%     -18.08%   -24.18%     18.24%     xx.xx%




The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is x.xx%.


Best Quarter: Q4 1999: 38.23%
Worst Quarter: Q3 2001: (19.50)%


Average Annual Total Returns for the periods ended
December 31, 2004

                                                                                   1 Year   5 Years    10 Years Inception
                                                                                                                Date

Ordinary Shares Before Taxes                                                        7.55%    (8.07)%      9.70%    5/6/85
Ordinary Shares After Taxes on Distributions                                      x.xx %      x.xx %     x.xx %
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares              x.xx %      x.xx %     x.xx %
Institutional Shares Before Taxes                                                 9.05 %    (7.46) %    10.35 %     3/25/91
S&P 500 Index (reflects no deductions for fees, expenses or taxes)                10.88%     (2.30)%     12.07%         --*


*Reflects the return of the index since the 6/30/85 (the quarter end after the inception of Ordinary Shares). The return of the index since 3/31/91 (the quarter end after the inception of Institutional Shares is x.xx%.


The S&P 500 Index is comprised of stocks chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States.

Quant Emerging Markets Fund



1995        1996       1997       1998       1999       2000        2001       2002       2003       2004
-2.26%      8.75%      -9.30%     -21.64%    58.52%     -27.87%     -0.96%     -3.31%     80.74      xx.xx%


The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is x.xx%.


Best Quarter: Q4 2003:    32.05%
Worst Quarter: Q3 2001: (18.51)%


Average Annual Total Returns for the periods ended
December 31, 2004

                                                                                 1 Year    5 Years   10 Years Inception
                                                                                                                Date

Ordinary Shares Before Taxes                                                      25.47 %     9.39 %     4.42 %     9/30/94
Ordinary Shares After Taxes On Distributions                                       x.xx %     x.xx %     x.xx %
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares               x.xx %     x.xx %     x.xx %
Institutional Shares Before Taxes                                                 27.26 %     9.90 %        N/A      4/2/96
MSCI EM Index (reflects no deductions for fees, expenses or taxes)                 25.95%      4.62%      3.30%         --*


*Reflects the return of the index since the 9/30/94 (the quarter end after the inception of Ordinary Shares). The return of the index since 6/30/96 (the quarter end after the inception of Institutional Shares is x.xx%. The Since
Inception average annual total return of Institutional Shares is 1.78%.

The Morgan Stanley Capital International Emerging Markets ("MSCI EM") Index is comprised of stocks located in emerging market countries other than the United
States. It is widely recognized as representative of the general market for emerging markets.


Quant Foreign Value Fund


1999        2000       2001       2002       2003       2004
13.69%      -7.38%     -3.41%     0.08%      48.41%     xx.xx%



The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is x.xx%.


Best Quarter: Q2 2003:   22.56%
Worst Quarter: Q3 2001: (18.13)%


Average Annual Total Returns for the periods ended
December 31, 2004

<TABLE
                                                                                  1 Year     5 Year    Since       Inception
                                                                                                       Inception    Date

Ordinary Shares Before Taxes                                                      26.96%    11.03 %      7.96 %     5/15/98
Ordinary Shares After Taxes on Distributions                                      x.xx %     x.xx %      x.xx %
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares              x.xx %     x.xx %      x.xx %
Institutional Shares Before Taxes                                                28.64 %    11.55 %     12.30 %    12/18/98
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)              20.70%    (0.80)%       3.73%         --*



*Reflects the return of the index since the 6/30/98 (the quarter end after the inception of Ordinary Shares). The return of the index since 12/31/98 (the quarter end after the inception of Institutional Shares is x.xx%.

The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                                                                ORDINARY    INSTITUTIONAL
                                                                                                SHARES      SHARES
                                                                                                ----------------------------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None                   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)                   1.00% 1                None
Maximum Redemption Fee (as a percentage of transaction amount; charged only when selling        None                  2.00%
shares you have owned for less than 61 days) 2


Annual Fund Operating Expenses as a percentage of average net assets
(expenses that are deducted from Fund assets)
                                                  Small Cap      Growth and      Emerging Markets        Foreign
                                                       Fund     Income Fund                  Fund     Value Fund
Ordinary Shares

Management Fee                                        1.00%           0.75%                 0.80%          1.00%
Distribution and/or Service (12b-1) Fees              0.50%           0.50%                 0.50%          0.25%
Other Expenses 3                                      0.xx%           0.xx%                 0.xx%          0.xx%
Total Annual Fund Operating Expenses                  x.xx%           x.xx%                 x.xx%          x.xx%


Institutional Shares

Management Fee                                        1.00%           0.75%                 0.80%          1.00%
Distribution and/or Service (12b-1) Fees               None            None                  None           None
Other Expenses 3                                      0.xx%           0.xx%                 0.xx%          0.xx%
Total Annual Fund Operating Expenses                 x.xx %          x.xx %                x.xx %         x.xx %



1 The deferred sales charge of 1% is not imposed on certain redemptions including redemptions of shares held by contributory 401(k) plans and redemptions of shares held in omnibus accounts maintained by No Transaction Fee ("NTF") programs of certain broker-dealers. However, if shares held through NTF programs are redeemed less than 31 days after purchase, the 1% deferred sales charge will be imposed. See How To Redeem--Payment of Redemption Amount.

2 Any redemption fees are paid to the Fund.

3 The Funds have an expense offset arrangement that reduces their custodian fee based upon the amount of cash maintained by the Funds with the custodian. "Other expenses" in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Funds. Quantitative Investment Advisors, Inc. doing business as ("d/b/a") Quantitative Advisors, the Funds' manager (the "Manager"), has contractually agreed to limit the total operating expenses of the Small Cap and Growth and Income Funds to 2.00% of their average net assets, without giving effect to custody credits, if applicable. This agreement limits expenses at the Fund level and not at the individual share class level. Accordingly, the fees of any individual class may be higher than the expense limitation because the expense limit calculation adds the expenses of the different classes together and then divides that number by the total average net assets of the Fund. The Manager also voluntarily has agreed to temporarily limit the total operating expenses of the Emerging Markets Funds to 2.25% of its average net assets, without giving effect to custody credits, if applicable. Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses. As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for a Fund. The agreement to voluntarily waive the total expenses of the Emerging Markets Fund is subject to periodic review, and there is no guarantee that the Manager will continue to limit expenses of the Fund. For the fiscal year ended March 31, 2005, it was not necessary to limit expenses or waive fees for any Fund.

Example This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

              The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   Ordinary Shares                              Institutional Shares
                                      1 year    3 years    5 years     10 years    1 year    3 years    5 years    10 years
Small Cap Fund                          $xxx      $ xxx      $ xxx        $ xxx      $xxx      $ xxx      $ xxx       $ xxx
Growth and Income Fund                 $ xxx      $ xxx      $ xxx        $ xxx     $ xxx      $ xxx      $ xxx       $ xxx
Emerging Markets Fund                  $ xxx      $ xxx      $ xxx        $ xxx     $ xxx      $ xxx      $ xxx       $ xxx
Foreign Value Fund                     $ xxx      $ xxx      $ xxx        $ xxx     $ xxx      $ xxx      $ xxx       $ xxx

This Example assumes that you do not redeem your shares at the end of the period:
                                   Ordinary Shares                               Institutional Shares
Small Cap Fund                           $xxx      $ xxx      $ xxx        $ xxx     $xxx      $ xxx      $ xxx        $ xxx
Growth and Income Fund                  $ xxx      $ xxx      $ xxx        $ xxx    $ xxx      $ xxx      $ xxx        $ xxx
Emerging Markets Fund                   $ xxx      $ xxx      $ xxx        $ xxx    $ xxx      $ xxx      $ xxx        $ xxx
Foreign Value Fund                      $ xxx      $ xxx      $ xxx        $ xxx    $ xxx      $ xxx      $ xxx        $ xxx


The Example does not reflect deferred sales charges on reinvested dividends and other distributions. If the deferred sales charges were included, your costs would be higher.



NON-PRINCIPAL INVESTMENT POLICIES AND RELATED RISKS

The section Basic Information about the Funds describes each Fund's investment objective and principal investment strategies and risks. This section describes additional investments that a Fund may make or strategies it may pursue to a lesser degree to achieve a Fund's goal. Some of a Fund's secondary investment policies also entail risks. To learn more about these risks you should obtain and read a Fund's statement of additional information ("SAI").

All Funds

Investments other than Common Stocks. A Fund may invest up to 20% of its assets in investments such as preferred stocks, convertible securities, fixed income securities, or repurchase agreements.

A Fund will invest in convertible securities primarily for their equity characteristics.

A Fund may invest in fixed income securities of any maturity. A Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Fixed income securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities a Fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by an Advisor. Fixed income securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

Derivatives. A Fund may use futures and options on securities, indices and currencies and other derivatives. A forward foreign currency contract is a form of derivative which may only be used by Emerging Markets Fund and Foreign Value Fund.

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on a Fund's risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.

Derivatives may be used for both hedging and non-hedging purposes. Derivatives will not be used as a primary investment technique. Non-principal uses could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates; using derivatives as a substitute for buying or selling securities or to increase a Fund's return as a non-hedging strategy that may be considered speculative.

Short Term Trading. Normally, a Fund's Advisor does not trade for short-term profits. A Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets a Fund's investment criteria.

Portfolio Turnover. A Fund's annual portfolio turnover ratio will vary. If a Fund's Advisor does a lot of trading, the Fund will experience increased operating expenses, which could reduce performance and may cause shareholders to incur an increased level of taxable income or capital gains. See Financial Highlights for actual turnover rates.

Cash Management and Temporary Defensive Strategies. Normally, each Fund's Advisor invests substantially all of a Fund's assets to meet the Fund's investment objective. A Fund's Advisor may invest the remainder of a Fund's assets in short term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash, For temporary defensive purposes, a Fund's Advisor may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. A Fund's Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund's losses. Although a Fund Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Fund to miss out on investment opportunities, and may prevent a Fund from achieving its objective.

Changes in Policies. The Trustees may change each Fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. However, each Fund's policy of investing at least 80% of its assets in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

MANAGEMENT OF THE FUNDS

Under Massachusetts' law, the management of the Funds' business and affairs is the ultimate responsibility of the Board of Trustees of the Funds.

The Manager


The Funds are managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773 (the "Manager"), which handles the Funds' business affairs. Quantitative Advisors is a privately held financial services firm providing administrative services and facilities to the Quant Funds. As of June 30, 2005, the firm had approximately $x.x million in assets under management for mutual funds, institutional and other clients.


The Manager may, subject to the approval of the Trustees, choose the investments of the Funds itself or, subject to the approval by the Trustees, select sub-advisors (the "Advisors") to execute the day-to-day investment strategies of the Funds. The Manager currently employs Advisors to make the investment decisions and portfolio transactions for all of the Funds and supervises the Advisors' investment programs.

Day-to-day responsibility for investing the Funds' assets currently is provided by the Advisors described below. The Funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with Advisors without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a Fund, change the terms of the advisory contracts, or enter into new advisory contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate the advisory contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an advisory contract that occur under these arrangements.


The Advisors and Portfolio Management

The Advisors provide portfolio management and related services to each Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of shares of each Fund.


Quant Small Cap Fund



Advisor. Columbia Partners, LLC, Investment Management("Columbia"), 1775 Pennsylvania Ave., NW, Washington, DC 20006 serves as the investment subadviser to the Small Cap Fund. As of June 30, 2005, Colombia had approximately $x.x billion in assets under management for individual, pension plan and endowment accounts.

Portfolio Management. The Small Cap Fund is co-managed by Robert A. von Pentz, Chief Investment Officer of Columbia, and Rhys
Williams, CFA, Senior Equity Portfolio Manager of Columbia.

Mr. von Pentz has been a portfolio manager for the Fund since 1996. He is a principal and co-founder of Columbia and he has headed Equity Investments at Columbia since 1996. Mr. von Pentz has been working in the investment field since 1984.

Mr. Williams has been a portfolio manager for the Fund since 1997. He joined Columbia in 1997 and is a principal of the firm. Prior to joining Columbia, Mr. Williams served as a Senior Vice President at Prudential Securities. Mr. Williams has been working in the investment field since 1990.


Quant Growth and Income Fund


Advisor. SSgA Funds Management, Inc. ("SSgA FM"), One Lincoln Street, Boston, MA 02111, serves as the investment subadviser to the Growth and Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. As of June 30, 2005, SSgA FM had over $xxx.x billion in assets under management for registered investment companies. SSgA FM is one of the State Street Global Advisor companies ("SSgA"), comprised of all of the investment management affiliates of State Street Corporation. SSgA FM (and its predecessor entity) has managed the Growth and Income Fund continuously since the Fund's inception.

Portfolio Management. The Growth and Income Fund is managed by the US Active Quantitative Equity Team at SSgA FM.

Michael Caplan, CFA, a Principal of State Street Global Advisors and SSgA FM, is the lead portfolio manager of the Fund. He is a Senior Portfolio Manager for the U.S. Active Quantitative Equity Team. Mr. Caplan has been a portfolio manager since 1986. He began his career at SSgA in 1990 in the Active U.S. Quantitative Equity Group where he helped to develop many of its current strategies.

Other portfolio managers who participate in the day-to-day management of Growth and Income Fund include:

Michael Arone, CFA. Mr. Arone is a Principal of State Street Global Advisors and SSgA FM. He is a member of the U.S. Active Equity team where he is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA, Mr. Arone was a performance analyst with Frontier Capital Management Company. He has been working in the investment management field since 1994.

Nick dePeyster, CFA. Mr. dePeyster is a Principal of State Street Global Advisors and SSgA FM and a Senior Portfolio Manager for the US Active Quantitative Equity Team. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. He began his investment career in 1989 and has been a portfolio manager since 1992. Prior to joining SSgA in 2004, he managed investment portfolios for Morley Fund Management and Assurant.

Shelli Edgar. Ms. Edgar is a Principal at State Street Global Advisors and SSgA FM and a member of the US Active Equity team, where she is responsible for investment management, research, and product development for the US quantitative strategies. In addition, Ms. Edgar is a member of SSgA's Socially Responsible Investment team, which is charged with acting to champion sustainable investments on behalf of SSgA. Prior to assuming this role, Ms. Edgar was a member of the Equity Evaluation Group within SSgA. As a member of the Evaluation team she was responsible for analyzing active equity portfolios and their performance, specifically for the US quantitative strategies. Preceding this responsibility, she worked as an Associate in the Enhanced Equity Group at SSgA.

Brian Shannahan, CFA. Mr. Shannahan is a Principal of State Street Global Advisors and SSgA FM. He is responsible for product development and portfolio management across the quantitative U.S. active equity strategies. He is Senior Portfolio Manager and Strategy Leader for the Mid Cap, Market Neutral Long/Short and Directional Long/Short Strategies. Prior to joining SSgA, Mr. Shannahan was with BankBoston where he was Director, Portfolio Management. He was responsible for portfolio management, trading, structured transactions, and security issuance in the capital markets. He has been working in the investment management field since 1993.

Team members may change from time to time, and a current list of team members is available by calling Quantitative Advisors at the telephone number listed on the back of the prospectus.


Quant Emerging Markets Fund


Advisor. PanAgora Asset Management, Inc. ("PanAgora"), 260 Franklin Street, Boston, MA 02110, serves as the investment subadviser to the Emerging Markets Fund. As of June 30, 2005, PanAgora had over $x.x.x billion in assets under management in portfolios of institutional pension and endowment funds, among others. Putnam Investments LLC and Nippon Life Insurance Company are control persons of PanAgora. Prior to November 3, 2003, the Advisor to the Emerging Markets Fund was Independence Investments LLC ("Independence").

Portfolio Management. David P. Nolan, CFA, is the lead portfolio manager for the Emerging Markets Fund. Mr. Nolan has been a portfolio manager of the Fund since 2003. Prior to joining PanAgora in 2003, Mr. Nolan spent 14 years managing international/global and emerging market equity portfolios at Independence Investment LLC and its predecessor company, Boston International Advisors. He has been working in the investment management field since 1984.

Other portfolio managers who participate in the day-to-day management of Emerging Markets Fund include:

Samantha R. Louis. Ms. Louis has been a member of the portfolio management team for the Fund since xxxx. Ms. Louis has been a Portfolio Manager, Equity Investment at PanAgora since 2003. Prior to joining PanAgora, Ms. Louis was Trading Officer at Independence Investment Associates, responsible for executing international, global and emerging markets equity and currency trades, as well as assisting the U.S. equity traders with trade executions and research. Before joining Independence Investment Associates, Ms. Louis was employed at Fidelity Investments. She has been working in the investment management field since yyyy.

Richard T. Wilk, CFA Mr. Wilk has been a member of the portfolio management team for the Fund since xxxx. Mr. Wilk has been a Director, Equity Investments for PanAgora and its predecessor organization, the Structured Investment Porducts Group of the The Boston Company, since 1985. He has been working in the investment management field since yyyy.


Quant Foreign Value Fund


Advisor. Polaris Capital Management, Inc. ("Polaris"), 125 Summer Street, Boston, MA 02110, serves as the investment subadviser to the Foreign Value Fund. As of June 30, 2005, Polaris had over $xxx million in assets under management for institutional clients and affluent individuals.

Portfolio Management. Bernard R. Horn, Jr. is the portfolio manager of the Foreign Value Fund.

Mr. Horn is the lead portfolio manager and has been a member of the Fund's portfolio management team since its inception in 1999. Mr. Horn founded Polaris in 1995 and had been working in the investment management field since 1980.

Other portfolio managers who participate in the day-to-day management of Foreign Value Fund include:

Sumanta Biswas. Mr. Biswas is an Assistant Portfolio Manager at Polaris and has been a member of the Fund's portfolio management team since 2002. Mr. Biswas generally contributes to the day-to-day management of the Fund's portfolio through such means as performing research and management of Polaris' proprietary quantitative model. Mr. Biswas may also provide advice on investment decisions during periods when Mr. Horn is unavailable, but does not generally make the final decision as to which securities to purchase or sell for the Fund. The degree to which Mr. Biswas may perform these functions, and the nature of the functions, may change from time to time. He has been working in the investment management field since 1996.


Management and Advisory Fees


As compensation for services rendered for fiscal year ended March 31, 2005, the Funds paid the Manager a monthly fee at the annual rate of: 1% of the average daily net assets of the Small Cap Fund and the Foreign Value Fund; 0.80% of the average daily net assets of the Emerging Markets Fund; and 0.75% of the average daily net assets of the Growth and Income Fund. From this fee, the Manager pays the expenses of providing investment advisory services to the Funds, including the fees of the Advisors of each individual Fund, if applicable.

No advisory and/or subadvisory agreements were approved during the fiscal period from October 1, 2004 to March 31, 2005. The Funds' semi-annual report to be dated September 30, 2005 will contain a detailed discussion of the Board of Trustees' consideration of the advisory and/or subadvisory agreements approved during the fiscal period from April 1, 2005 to September 30, 1995.

Fee Waivers. The Manager is contractually obligated to reduce its compensation with respect to the Small Cap Fund and Growth and Income Fund to the extent that a Fund's total expenses exceed 2% of average daily net assets for any fiscal year. The Funds' Distribution Agreement calls for U.S. Boston Capital Corporation ("Distributor"), the Funds' Distributor, to reduce its fee similarly after the Manager's fee has been eliminated to meet the above expense limitation. The Manager has also agreed to assume expenses of those Funds, if necessary, in order to reduce its total expenses to no more than 2% of average daily net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, and are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The Distributor would not be required to reduce its compensation to the extent it is committed to make payments to non-affiliated entities for services in connection with the distribution of a Fund's shares. The Distributor, and in some cases the Manager, may make ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts. No such reductions in compensation were necessary for the fiscal year ended March 31, 2005.

Expense Limitations. The Manager may voluntarily agree to limit the total operating expenses of a Fund for a period of time by waiving fees or reimbursing a Fund for an expense that it would otherwise incur. In such cases, the Manager may seek reimbursement from the Fund if the Fund's total operating expenses fall below that limit prior to the end of the Funds' fiscal year. The Manager voluntarily has agreed to waive fees or assume certain operating expenses of the Emerging Markets Funds in order to reduce the total expenses of the Fund to no more than 2.25% of the Fund's average net asset value. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses, and expenses are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The agreement is subject to periodic review and there is no guarantee that the Manager will continue to limit these expenses in the future. No such expense limitations were necessary for the fiscal year ended March 31, 2005.

Additional Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. The intermediaries to which payments may be made are determined by the Manager. These payments may be in addition to other payments such as Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Quant Funds or to provide marketing or service support to the Quant Funds. See the SAI for more information.


HOW TO INVEST

The Funds offer two classes of shares: Ordinary Shares and Institutional Shares. Ordinary Shares are available to all purchasers and are subject to a fee charged pursuant to Rule 12b-1 of the 1940 Act ("12b-1 fee") and in some cases a deferred sales charge as set forth below:


Fund                                                                      Deferred                                    12b-1
                                                                      Sales Charge                       (Distribution) Fee

----------------------------------------------------------------------------------------------------------------------------
Small Cap                                                                    1.00%                                    0.50%
Growth & Income                                                              1.00%                                    0.50%
Emerging Markets                                                             1.00                                     0.50%
Foreign Value                                                                1.00%                                    0.25%



Institutional Shares are available to limited classes of purchasers on a "no-load" basis, that is, they are not subject to a sales charge, or 12b-1 fee. See How to Redeem--Payment of Redemption Amount. A 2% redemption fee will be imposed on all redemptions of Institutional Shares held less than 61 days. Both classes of shares represent interests in the same portfolios of securities and each has the same rights, except that Ordinary Shares have exclusive voting rights with respect to the Funds' 12b-1 Plan, which is described below.


Classes of Shares

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

         o   participate in the Funds' Automatic Investment Plan;

         o   open a Uniform Gifts/Transfers to Minors account; or

         o open an Individual Retirement Account ("IRA") or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Funds or the Distributor, at their discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Funds or the Distributor, at their discretion, reserve the right to impose a minimum at any time.

Institutional Shares


Institutional Shares of a Fund generally are available in minimum investments of $1,000,000 or more. This amount may be invested in one or more of the Quant Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

You may only purchase Institutional Shares, subject to the $1,000,000 minimum, if you fall under one of the following classes of investors:

(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;

(ii) banks and insurance companies purchasing shares for their own account;

(iii)         an insurance company separate account;

(iv) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts; and

(v) certain fee based registered investment advisors not affiliated with the Manager or Distributor purchasing on behalf of their clients;

You may purchase Institutional Shares of a Fund with an initial investment of less than $1 million only if you fall under one of the following classes of investors:

(i) If the minimum initial investment is at least $250,000 in the aggregate at the program level and the investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers, including WRAP fee programs. In each such case, the intermediary must have entered into an agreement with the Manager to include Institutional Shares of the Quant Funds in their program. The intermediary must also provide investors participating in the program with one or more additional services, including advisory, asset allocation, recordkeeping or other similar services.

                You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Quant Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

(ii) If the account is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

(1) A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code; (2) An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or (3) A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

The following types of investors may also purchase Institutional Shares and are not subject to any minimum initial investment requirement:

(i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; and

(ii) officers, partners, trustees or directors and employees of the Funds, the Funds' affiliated corporations, or of the Funds' Advisors and their affiliated corporations (a "Fund Employee"), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

             To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, a division of the Manager ("Transfer Agent") with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.

In addition, the Manager, at its sole discretion, may accept investments of $1,000,000 or more in the aggregate from other categories of purchasers substantially similar to those listed above.

Institutional Shares are not subject to any sales charges, including fees pursuant to the Funds' 12b-1 Plan. However, a 2% redemption fee may be imposed on Institutional Shares held less than 61 days. Investments in Institutional Shares require a special Account Application. Please call 1-800-326-2151 for more information.


Distributor and Distribution Plan

U.S. Boston Capital Corporation is the distributor of the Funds' shares.

The Funds have adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of Fund shares and for services provided to shareholders of the Funds' Ordinary Shares as described above. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The fee is not directly tied to the Distributor's expenses. If expenses exceed the Distributor's fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor's fees exceed the expenses of distribution, the Distributor may realize a profit.



Additional dealer compensation. The Distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the broker or intermediary, or such other criteria agreed to by the Distributor. The brokers or intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Quant Funds or cooperate with the Distributor's promotional efforts or to provide marketing or service support to the Quant Funds. See the SAI for more information.


Making an Initial Investment


You may purchase shares of each class of a Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Fund. Orders received prior to the close of regular trading on the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., Eastern time), will receive that evening's closing price, unless such trade is placed as a result of an online purchase through the Quant Funds' web site in which case the trade will receive the price next determined after the money requested from the customers' bank via the Automated Clearing House ("ACH") system are received by the Funds' transfer agent. The Funds will accept orders for purchases of shares on any day on which the NYSE is open. See Calculation of Net Asset Value. The offering of shares of the Funds, or of any particular Fund, may be suspended from time to time, and the Funds reserve the right to reject any specific order.


You must provide the Fund with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.quantfunds.com.


Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Funds' policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Funds' toll-free number 1-800-326-2151. Shares may not be purchased by facsimile request or by electronic mail.

Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may close your account if we cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check. You may purchase shares of the Funds by sending a check payable in U.S. dollars to Quant Funds specifying the name(s) of the Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:


Quant Funds
Attention: Transfer Agent
55 Old Bedford Road
Lincoln, Massachusetts 01773


If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks will generally not be accepted. Purchases made by check must wait 15 days prior to being liquidated.

Internet Transactions. Investors may make subsequent investments in their accounts through the Quant Funds' web site.

Quant Funds will accept Internet purchase instructions only if the purchase price is paid to Quant Funds through debiting your bank account. Quant Funds imposes a limit of $10,000 on Internet purchase transactions and shareholders may only redeem shares purchased via the Quant Funds web site in writing or by calling the Quant Funds shareholder service line at 1-800-326-2151. Regardless of the method of redemption, for the first 90 days after the Internet purchase of shares is made, proceeds from the redemption of such shares will be paid only via ACH to the same bank account from which the purchase payment to Quant Funds originated.


If the bank account number changes during such 90 days, the shareholder must provide the Quant Funds with a signature guaranteed letter of instruction from a bank or a qualified broker/dealer changing the bank account number prior to such redemption. If during such 90-day period you are unable to open a replacement bank account, you must provide a signature guaranteed letter of redemption as described in Written Request for Redemption (regardless of the amount redeemed, the person to whom the redemption proceeds are to be paid or the address to which the redemption proceeds are to be sent).

Quant Funds employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on the Quant Funds' web site, you will need your Social Security Number and an alphanumeric password. If Quant Funds follows these procedures, neither Quant Funds, its affiliates, nor any Fund will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow Quant Funds' security procedures. By entering into the user's agreement with Quant Funds through our web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to Quant Funds that result in a loss to you.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Investments through Brokers


Ordinary Shares may be purchased through any securities dealer with whom the Distributor has a sales agreement. Orders received by the Distributor from dealers or brokers will receive that evening's closing price if the orders were received by the dealer or broker prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) and are transmitted to and received by the Distributor prior to its close of business that day.


Exchange of Securities for Shares of the Fund

At the discretion of the Manager and relevant Advisors, you may purchase shares of a Fund in exchange for securities of certain companies, consistent with the Fund's investment objectives. Additional information regarding this option is contained in the Statement of Additional Information.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Fund and your account number. If you do not specify the Fund, we will return your check to you. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Fund. You may pay for all purchases with a single check. Additional shares may be purchased online via ACH payment as well.

Investments through Tax-Deferred Retirement Plans

Retirement plans offer you a number of benefits, including the chance to shelter investment income and capital gains. Contributions to a retirement plan also may be tax deductible. Custodial retirement accounts, including IRAs, Rollover IRAs, Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), and 403(b) Accounts for employees of tax-exempt institutions (including schools, hospitals and charitable organizations) require a special Account Application. Please call 1-800-326-2151 for assistance. State Street Bank and Trust Company acts as custodian for the Funds' tax-deferred accounts. Custodial accounts are subject to specific fees. You may open other types of tax-deferred accounts, including accounts established by a Plan Sponsor under Section 401(k) of the Internal Revenue Code for employee benefit plans, using the attached Account Application.

HOW TO MAKE EXCHANGES


You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Fund being acquired may legally be sold. Individual Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges must be made between accounts that have the same name, address and tax identification number. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

You can directly redeem shares of a Fund by written request, by telephone and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Fund.


Good order means that:
|X|      You have provided adequate instructions
|X|      There are no outstanding claims against your account
|X|      There are no transaction limitations on your account
|X| ?Your request includes a signature guarantee (see Shareholder Account Policies) if you: - Are selling over $10,000 worth of shares - Changed your account registration or address within the last 30 days - Instruct the transfer agent to mail the check to an address different from the one on your account - Want the check paid to someone other than the account owner(s)
                  - Are transferring the sale proceeds to a Quant mutual fund account with a different registration
                  - Are selling shares purchased over the Internet within 90 days and your bank account number has changed.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).


Regardless of the method of redemption, for the first 90 days after the purchase of shares is made over the Internet, such shares will be paid only via ACH to the same bank account from which the payment to Quant Funds originated. If the bank account number changes during such 90 days, the shareholder must provide the Quant Funds with a signature guaranteed letter of instruction from a bank or a qualified broker/dealer changing the bank account number prior to such redemption.

The deferred sales charge of 1% has been waived on shares of Foreign Value Fund received in exchange for shares of the SSR IE Fund, provided, however, that if such shares were subject to a contingent deferred sales charge in the SSR IE Fund, such fee will be charged upon redemption of the Foreign Value Fund shares.


If you are selling or exchanging Institutional Shares you have owned for less than 61 days, a 2% redemption fee will be deducted. A redemption fee will not be charged on the following types of Institutional Share exchange or redemption transactions:

|X| Transactions by accounts that the Quant Funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the Funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, Fund shares by individuals or participants is held through the account and is not recorded and maintained by the Funds' transfer agent or its affiliates); however, the fee will be imposed if:
                  (i) the Funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level; and
                  (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;
|X| Transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the Quant Funds, if any;
|X| Transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
|X| Transactions involving shares transferred from another account or shares converted from another share class of the same Fund (in which case the redemption fee period will carry over to the acquired shares);
|X| Transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Funds or their agents in their sole discretion);and
|X| Transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the Quant Funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The Funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the Funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the Funds' policies, the Funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the Funds and their agents from time to time which may address such topics as the documentation necessary for the Funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account, among others).

Depending upon the composition of a Fund's shareholder accounts, a significant percentage of a Fund's shareholders may not be subject to the redemption fee.


Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.


If you redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Funds from the possibility of fraudulent requests for redemption. See Shareholder Account Policies - Signature Guarantees and Other Requirements.

Shares may not be redeemed by facsimile request or by electronic mail.


Requests should be sent to:

Quant Funds
Attention: Transfer Agent
55 Old Bedford Road
Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Funds' policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder's address of record.

Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly or quarterly basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.


Redemption through Broker/Dealerss

You may sell shares back to the Funds through selected broker/dealers. You should contact your securities broker/dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the dealer or broker. Redemption requests received by the Distributor from dealers or brokers will receive that evening's closing price if the requests are received by the dealer or broker from its customer prior to 4:00 p.m., Eastern time, and are transmitted to and received by the Distributor prior to its close of business that day.


Payment of Redemption Amount

The Funds will generally send redemption proceeds, less a deferred sales charge of 1% for Ordinary Shares and a 2% redemption fee for Institutional Shares where applicable, within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Funds reserve the right to hold the redemption check until monies have been collected by the Fund from the customers' bank.

The Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Except as noted below, a deferred sales charge amounting to 1% of the value of the shares redeemed will be withheld from the redemption proceeds of Ordinary Shares and paid to the Distributor. The deferred sales charge is also imposed when you transfer your shares from an account maintained with the Fund that is subject to the deferred sales charge to an account maintained by a broker-dealer that is not subject to the deferred sales charge due to one of the exceptions cited below. Because of this deferred sales charge, prospective investors should purchase Ordinary Shares only as a long-term investment.

The deferred sales charge is not imposed in the case of: (i) Institutional Shares; (ii) involuntary redemptions imposed by the Fund; (iii) redemptions of shares tendered for exchange; (iv) redemptions of shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code; and (v) redemptions of shares held in omnibus accounts maintained by no transaction fee ("NTF") programs of certain broker-dealers pursuant to a written agreement between the broker-dealer and the Fund, the Manager and/or the Distributor. However, the deferred sales charge will be imposed on redemptions of shares maintained by NTF programs held for fewer than 31 calendar days. In addition, the deferred sales charge will not be imposed on redemptions of Ordinary Shares made by Fund Employees and related persons qualified to purchase Institutional Shares.

Redemptions in Excess of $250,000

The Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Funds do not expect to make in-kind distributions, and if they do, the Funds will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less. The Funds will pay all of your redemption proceeds in cash if you provide the Funds with at least 30 days' notice before you plan to redeem. You must specify the dollar amount or number of shares to be redeemed and the date of the transaction, a minimum of 30 days after receipt of the instruction by the Funds. You may make the instruction by telephone if you have telephone redemption privileges; otherwise, your request must be in writing with all signatures guaranteed. If you make a request and subsequently cancel it, subsequent redemption requests may not all be paid in cash unless the subsequent request is at least 90 days after the date of the prior canceled redemption request.

CALCULATION OF NET ASSET VALUE

Net asset value ("NAV") for one Fund share is the value of that share's portion of all of the net assets in the Fund. A Fund calculates its NAV by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of a Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Emerging Markets and Foreign Value Funds may invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays, Sundays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days.

The Funds' assets are valued primarily on the basis of market quotations. For certain foreign securities, where no sales have been reported, the Fund may value such securities at the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars using current exchange rates. If a Fund holds securities listed primarily on a foreign exchange that trades on days that the Fund is not open for business, the value of your shares may change on days when you cannot buy or sell shares. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Securities and assets, for which market prices are not readily available including any restricted securities, will be valued at their fair value following procedures approved by the Trustees.

Shareholder SERVICES

How to Reach Us

By Mail:                   Quantitative Institutional Services,
                           55 Old Bedford Road, Lincoln, MA 01773
By Telephone:              800-326-2151
On the Internet:           www.QuantFunds.com

Quant Funds Website
www.quantfunds.com

You can use the website to get:
         o    Your current account information
         o Returns of all publicly available Quant mutual funds o Prospectuses for the Quant mutual funds o A copy of Quant Funds' privacy notice

Household Delivery of Fund Documents
With your consent, Quant may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Quant Funds. If you wish to revoke your consent to this practice, you may do so by notifying Quant, by phone or in writing (see "How to contact us"). Quant will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Confirmation Statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

Privacy
The Quant Funds have a policy that protects the privacy of your personal information. A copy of Quant Funds' privacy notice was given to you at the time you opened your account. Quant Funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through the Quant Funds' website.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions, if any, paid to you by the fund.



Shareholder Account Policies

Exchange limitation
Quant Funds do not currently limit the number of exchange transactions you may make each year; however, the Funds intend to actively discourage short-term trading in fund shares because frequent because it can increase the expenses incurred by the Fund and make portfolio management less efficient. Short-term trading will be treated as described in Excessive Trading.

Excessive Trading
Frequent trading into and out of a Fund can disrupt portfolio management strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Each of the Quant Funds discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Fund's shares to be excessive for a variety of reasons, such as if:

         o You sell shares within a short period of time after the shares were purchased; o You make two or more purchases and redemptions within a short period of time; o You enter into a series of transactions that is indicative of a timing pattern or strategy; or o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Quant Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Quant Fund shares by Fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Fund's shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Fund may be adversely affected.

Frequently, Quant Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Quant Funds' policies.

In addition to monitoring trades, the policies and procedures provide that:
         o The Quant Funds will impose a 1% deferred sales charge on redemptions within 30 days of purchase of Fund shares through a NTF platform. See "How To Redeem - Payment of Redemption Amount."
         o Quant Funds have adopted redemption fees that are incurred if you redeem Institutional Shares within a short period after purchase, including exchanges. These redemption fees are described in the prospectuses under "How To Redeem - Payment of Redemption Amount."

Each Quant Fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Fund believes are requested on behalf of market timers. Each Quant Fund reserves the right to reject any purchase request by any investor or financial institution if the Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Fund and its shareholders do not incur any gain or loss as a result of a rejected order.

The Quant Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Quant Funds may impose further restrictions on trading activities by market timers in the future. The Funds' prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Signature guarantees and other requirements You are required to obtain a signature guarantee when you are:
         o Requesting certain types of exchanges or sales of fund shares o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Quant Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum Account Size
Each Quant Fund requires that you maintain a minimum account size, currently 50 shares. If you hold fewer than the required minimum number of shares in your account, the Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and Website Access
You may have difficulty contacting the Quant Funds by telephone or accessing quantfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Quant will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access quantfunds.com or reach the Quant Funds by telephone, you should communicate with the Fund in writing.

Share Certificates
The Quant Funds do not offer share certificates. Shares are electronically recorded.

Other policies
The Quant Funds and the Distributor reserve the right to:

         o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege.
         o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission.

The Quant Funds reserve the right to:

         o suspend transactions in Fund shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Funds to sell or value their portfolio securities.
         o redeem in kind by delivering to you portfolio securities owned by the Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.

Disclosure of Portfolio Holdings

The Quant Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Funds' SAI. In addition, the following information is generally available to you on the Funds' website at www.quantfunds.com:




       ------------------------------------------------------------ -------------------------------------------------------

                               Information                                  Approximate Date of Posting to Website

       ------------------------------------------------------------ -------------------------------------------------------
       ------------------------------------------------------------ -------------------------------------------------------


       Fund's top 10 holdings as of each quarter end                              14 days after quarter end

       ------------------------------------------------------------ -------------------------------------------------------
       ------------------------------------------------------------ -------------------------------------------------------


       Fund's full securities holdings as of each quarter end                     30 days after quarter end

       ------------------------------------------------------------ -------------------------------------------------------

Note that the Quant Funds or its agents may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.



DIVIDENDS, DISTRIBUTIONS, AND TAXATION

Dividends and Distributions

Each Fund's policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

Unless you elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund you own. You may also elect to have dividends, capital gains, or both paid in cash. All distributions, whether received in shares or cash, are taxable and must be reported by you on Federal income tax returns.

Taxation

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the Funds may have on your particular tax situation.

Taxability of Distributions

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Funds, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends received deduction for corporate shareholders. Other distributions are generally taxable as ordinary income. Each Fund expects that the majority of its distributions will be designated as capital gains, however the proportion of such distributions may vary. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes. Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the U.S., the Funds will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Funds. The Funds are also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Funds' Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions

When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Further information relating to tax consequences is contained in the Statement of Additional Information. Fund distributions also may be subject to state, local and foreign taxes.

FINANCIAL HIGHLIGHTS


The following per share financial information for the Small Cap Fund, Growth and Income Fund, Emerging Markets Fund and Foreign Value Fund has been audited by ______________________ LLP, independent registered public accounting firm, whose report thereon is incorporated by reference into the Statement of Additional Information. This condensed financial information should be read in conjunction with the related financial statements and notes thereto as incorporated by reference in the Statement of Additional Information.

[INSERT FINANCIAL HIGHLIGHTS FROM ANNUAL REPORT DATED 3/31/2005]

OBTAINING ADDITIONAL INFORMATION

More information about the Quant Funds may be obtained free upon request.

The Quant Funds'Statement of Additional Information (SAI)and annual and semi-annual reports to shareholders include additional information about the Funds. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal years.

The SAI, the Fund's financial statements and the auditor's report on the financial statements included in the Funds' most recent annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this prospectus for legal purposes. Beginning with the fiscal periods ending after July 9, 2004, the Funds' also file their complete schedules of portfolio holdings with the Securities and Exchange Commission
(SEC) for the 1st and 3rd quarters of each fiscal year on Form N-Q. The Funds' most recent portfolio holdings, as filed on Form N-Q, are also available at www.quant funds.com.

If you have questions about the Quant Funds or your account, or you wish to obtain free copies of the Funds' current SAI or annual or semi annual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:                Quantitative Institutional Services,
                        55 Old Bedford Road,
                        Lincoln, MA 01773
By Telephone:           800-326-2151
On the Internet:        www.QuantFunds.com



You may review and obtain copies of the Quant Funds'SAI, financial reports, Forms N-Q and other information at the SEC's Public Reference Room in Washington, D.C.


You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
Please call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room.

You may need to refer to the Funds' file number. SEC 1940 Act File
#811-3790.











Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC

                                                      QUANT FUNDS


                                          STATEMENT OF ADDITIONAL INFORMATION

                                                     JULY ___, 2005



This Statement of Additional Information ("SAI") contains information which may be of interest to investors but which is not included in the Prospectus for the Quant Funds (the "Funds"). This SAI is not a Prospectus and is only authorized for distribution when accompanied by the Funds' Prospectus which is dated July __, 2005, and should be read in conjunction with the Prospectus. This SAI incorporates by reference information from the Funds' Annual Report dated March 31, 2005. Investors may obtain a free copy of the Prospectus and/or the Annual Report by writing Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773 or by calling 1-800-326-2151.


TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT OBJECTIVES AND POLICIES.....................................................................................
OTHER INVESTMENT PRACTICES    .................................................................................
INVESTMENT RESTRICTIONS OF THE FUNDS.................................................................................
MANAGEMENT OF THE FUNDS........................................................................................................
PORTFOLIO TRANSACTIONS.........................................................................................................
DISCLOSURE OF PORTFOLIO HOLDINGS...............................

HOW TO INVEST...................................................................................................................
HOW TO MAKE EXCHANGES ............................................................................................................
HOW TO REDEEM.....................................................................................................................
CALCULATION OF NET ASSET VALUE......................................................................................
DISTRIBUTIONS....................................................................................................................
TAXATION........................................................................................................................
PERFORMANCE MEASURES..............................................................................................................
THE QUANT FUNDS.............................................................................................................
PROXY VOTING POLICIES...................................................................................................
EXPERTS...........................................................................................................................
APPENDIX..........................................................................................................................

INVESTMENT OBJECTIVES AND POLICIES


The Funds are series of the Quantitative Group of Funds, or Quant Funds, a registered, open-end, management investment company (the "Trust"). The Funds are non-diversified. The investment objectives and policies of the Funds are summarized in the text of the Prospectus following the captions BASIC INFORMATION ABOUT THE FUNDS and Non-Principal INVESTMENT POLICIES AND RELATED RISKS. There is no assurance that the Funds' objectives will be achieved. This SAI contains certain additional information about those objectives and policies. Capitalized terms used in this SAI but not defined herein have the same meaning as in the Prospectus.


OTHER INVESTMENT PRACTICES

CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow a Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. The Funds will invest in convertible securities primarily for their equity characteristics.


OTHER INVESTMENT COMPANIES. The Funds may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company.

Subject to the limitations on investments in other investment companies, Quant Emerging Markets Fund may invest up to 10% of its total assets in closed-end country funds whose shares are traded in the United States. Investments in closed-end funds may allow the Fund to attain exposure to a broader base of companies in certain emerging markets and to avoid foreign government restrictions that may limit direct investment in a country's equity markets. Closed-end funds are managed pools of securities of companies having their principal place of business in a particular foreign country. Shares of certain of these closed-end investment companies may at times only be acquired at market premiums to their net asset values.

The limitations on investments in other investment companies do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Exchange Traded Funds. Subject to the limitations on investment in other investment companies as such may be modified by an exemptive order from the Securities and Exchange Commission with respect to a particular exchange traded fund (ETF), a Fund may invest in ETFs.

ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Investments in Initial Public Offerings. To the extent consistent with its investment objective, each of the Funds may invest up to 5% of its total net assets (at time of purchase) in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. A Fund cannot assure that investments in initial public offerings will continue to be available to the Fund or, if available, will result in positive investment performance. In addition, as the Fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.


DERIVATIVES. Each Fund may, but is not required to, engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). Each Fund may use derivatives both for hedging and non-hedging purposes. Although each Fund's Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and each Fund will depend on its Advisor's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Fund.

OPALS. The Emerging Markets Fund and Foreign Value Fund may each invest in OPALS. OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities. See RISK CONSIDERATIONS - FOREIGN SECURITIES in the Prospectus. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

DEPOSITORY RECEIPTS. Each Fund may invest in American Depository Receipts
(ADRs), European Depository Receipts (EDRs) and Global Depository Receipts
(GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts differ from receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since the Foreign Value and Emerging Markets Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Foreign Value and Emerging Markets Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Foreign Value and Emerging Markets Funds will generally not enter into a forward contract with a term of greater than one year. The Funds' Custodian (as defined below) will place cash or liquid debt securities into a segregated account of the series in an amount equal to the value of the Funds' total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts.

The Foreign Value and Emerging Markets Funds will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Fund's Advisor believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75% of the value of its assets, to the consummation of these contracts. The Fund's Advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Other than as set forth above, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Fund's Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Fund's Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

SHORT-TERM DEBT OBLIGATIONS. The Funds may invest in Short-Term Debt Obligations for temporary defensive purposes, and each Fund may invest in Short-term Debt Obligations for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term Debt Obligations may include obligations of the U.S. government and (in the case of the Foreign Value Fund and Emerging Markets Fund) securities of foreign governments. Short-term Debt Obligations may also include certificates of deposit and bankers' acceptances issued by U.S. banks (and, in the case of the Foreign Value Fund and Emerging Markets Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or Advisor, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

BOND RATINGS.

The Moody's Investors Service, Inc. bond ratings cited above are as follows:

         Aaa: Bonds that are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

         Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or other elements may make long-term risks appear greater than those of "Aaa" securities.

The Standard & Poor's Corporation bond ratings cited above are as follows:

         AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Funds will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Funds' present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

SECURITIES LOANS. Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. See INVESTMENT RESTRICTIONS OF THE FUNDS. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to a Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the security involved.

OPTIONS. Each Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that each Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The "writer" of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. Each Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. Each Fund may also write call options to partially hedge a possible stock market decline. Because each Fund's objective is growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as each Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. Each Fund may also enter into "closing purchase transactions" in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that each Fund will be able to effect such transactions at any particular time or at an acceptable price. If each Fund was unable to enter into a closing purchase transaction, the principal risks to each Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of each Fund, especially during periods when market prices of the underlying securities appreciate.


SHORT SALES. All of the Funds may sell short securities identical to ones that they own in their portfolios. No securities will be sold short if, after giving effect to any short sales, the value of all securities sold short would exceed 25% of the Fund's net assets. The Fund will place in a segregated account with its Custodian an amount of cash or U.S. government securities equal to the difference between (i) the market value of the securities sold short at the time of sale and (ii) any cash or securities required by the broker to be deposited as margin for the short sale (excluding the proceeds of the short sale). The value of U.S. government securities and cash in the segregated account will be marked to market daily and additional deposits will be added if the value of the Fund's short position declines. At all times, however, the deposits in the segregated account together with the amounts held by the broker as margin will not be less than the initial market value of the securities sold short.


FORWARD COMMITMENTS. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Fund holds, and maintains until the settlement date in a segregated account with the Funds' Custodian, cash or Short-term Debt Obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

WARRANTS. The Funds may invest in warrants purchased as units or attached to securities purchased by the series. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

ILLIQUID SECURITIES. Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty, or may even be legally precluded from, selling at any particular time. The Funds may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the Securities and Exchange Commission (the Commission"), and otherwise obtaining listing on a securities exchange or in the over the counter market.

ALTERNATIVE STRATEGIES. At times each Fund's Advisor may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Each Fund's Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund's losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the Fund. Although each Fund's Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment Fiscal Years Ended March 31, opportunities, and may prevent the Fund from achieving its goal.

PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Fund.

The portfolio turnover rates for the Funds were as follows:



                                                            2003                      2004                      2005
                                                            ----                      ----                      ----
SMALL CAP FUND                                              62%                       67%                       43%
GROWTH AND INCOME FUND                                      36%                       180%                      160%
EMERGING MARKETS FUND                                       150%                      45%                       53%
FOREIGN VALUE FUND                                           7%                       48%                       10%


INVESTMENT RESTRICTIONS OF THE FUNDS

As fundamental policies, which may not be changed without "a vote of the majority of the outstanding voting securities" of a Fund (as defined below), a Fund will not take any of the following actions:

(1) purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

(2) purchase any security if as a result any Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;


(3) make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;


(4) issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets. (For purposes of this restriction, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.);

(5) purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Advisor of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(6) buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7) act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)      make investments for the purpose of exercising control or management;

(9) participate on a joint or joint and several basis in any trading account in securities;

(10) write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;

(11) invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(12) make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund's total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan; or

(13) invest more than 25% of the value of its total assets in any one industry.

(14) invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

Although certain of these policies envision a Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Funds may engage in transactions in stock index futures and related options, the Funds do not currently intend to engage in such transactions.

No more than 5% of the value of a Fund's total assets will be invested in repurchase agreements that have maturity longer than seven (7) days. (Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable and their purchase is therefore also restricted as set forth in restriction number (2) above). In addition, a Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities" necessary to amend a fundamental policy as to any Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

The Trustees of the Trust are responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance. The majority of the Trustees are otherwise not affiliated with the Funds.

NON-INTERESTED TRUSTEES (7)


                                                                                  Number of
                   Position with                                                 Portfolios
                   Fund, Term of                                                   in Fund
                     Office And                                                    Complex
  Name, Address      Length of                                                    Overseen          Other Directorships
  and (Age) (1)     time Served              Principal Occupation(s)             by Director          Held By Director
    ---------                                                                     --------          ----------------
                        (2)                 During Past Five Years (3)
                        ---                 --------------------------


Robert M.             Trustee      President, Alumni Career Services, Inc.            5       None
Armstrong (66)                     (consulting firm)
John M. Bulbrook      Trustee      CEO and Treasurer, John M. Bulbrook                5       John M. Bulbrook Insurance
(63)                               Insurance Agency, Inc.                                     Agency Inc.
Edward E.             Trustee      Independent consulting actuary - employee          5       Former Director of Actuarial
Burrows (73)                       benefit plans; formerly Vice President and                 Services, Mintz, Levin, Cohn,

                                   Director of Actuarial Services, Mintz,                     Ferris, Glovsky, and Popeo,
                                   Levin, Cohn, Ferris, Glovsky and Popeo, PC                 PC(law firm / consulting)
                                   (law firm/consulting); formerly President,
                                   The Pentad Corporation (employee benefit
                                   consultants and actuaries).
Joseph J. Caruso      Trustee      Principal, Bantam Group                       5            Boston Micromachines; MicroE
(62)                (since 1999)                                                              Systems; TimeBlaster; American
                                                                                              Fantasy Sports; PA Instruments;
                                                                                              National Association of
                                                                                              Corporate Directors (New
                                                                                              England Chapter); WEST (Women
                                                                                              Entrepreneurs in Science and
                                                                                              Technology)

Clinton S.            Trustee      Owner, Coastal CFO Solutions;                 5            None
Marshall (48)       (since 2003)   CFO, Fore River Company; Finance Director,

                                   Northern York County Family YMCA; CFO and
                                   Board Member of Great Works Internet; CFO,
                                   Holographix; CFO, EVibe.com; CFO,
                                   HealthWatch Technologies; Vice President of
                                   Finance, Tom's of Maine



INTERESTED TRUSTEES (4, 7) AND OFFICERS (7)

Leon Okurowski          Vice       Director and Vice President, U.S. Boston      5            AB&T; Everest USB Canadian
(63)                 President,    Capital Corporation                                        Storage, Inc.; Quantitative

                     Treasurer                                                                Investment Advisors, Inc.; U.S.
                                                                                              Boston Corporation; U.S. Boston
                                                                                              Asset Management Corporation;
                                                                                              USB Corporation; USB Everest
                                                                                              Management, LLC; USB Everest
                                                                                              Storage LLC; USB Greenville -
                                                                                              86, Inc.; USB-85 Restaurant
                                                                                              Associates, Inc.; USB Atlantic
                                                                                              Associates, Inc.; U.S. Boston
                                                                                              Insurance Agency, Inc.; U.S.
                                                                                              Boston Capital Corporation
Willard L.            Trustee,     Director, U.S. Boston Capital Corporation     5            AB&T U.S. Boston Corporation;
Umphrey (64)         President,                                                               U.S. Boston Asset Management
                      Chairman                                                                Corporation; Quantitative
                                                                                              Investment Advisors, Inc.; USB
                                                                                              Corporation; USB Greenville -
                                                                                              86, Inc.; USB-85 Restaurant
                                                                                              Associates, Inc.; USB Atlantic
                                                                                              Associates, Inc.; U.S. Boston
                                                                                              Insurance Agency, Inc.; Pear
                                                                                              Tree Royalty Company, Inc.;
                                                                                              U.S. Boston Capital Corporation

Elizabeth A.        Clerk(since    President and General Counsel (since          N/A          None
Watson (50)           5/2004),     5/2004), U.S. Boston Capital Corporation;

                       Chief       Vice President and General Counsel (since
                     Compliance    5/2004), Quantitative Investment Advisors,

                      Officer      Inc.; Principal (2002-2004), Watson &
                   (since 7/2004)  Associates (law firm); Senior Counsel

                                   (1998-2002) and Director of Legal Product
                                   Management (1995-2002), Pioneer Investment
                                   Management USA Inc. (investment management
                                      firm)


Notes:

         1. The mailing address of each of the officers and Trustees is 55 Old Bedford Road, Lincoln, Massachusetts 01773.

         2. Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years. Each Director serves for an indefinite term, until her or his successor is elected.

         3. The principal occupations of the officers and Trustees for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.

         4. Messrs. Umphrey and Okurowski are "interested persons" (as defined in the 1940 Act) of the Funds, the Manager or an Advisor. They have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the following entities: the Trust, the Trust's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.

5. Mr. Okurowski is also Vice President of the Fund's Distributor, U.S. Boston Capital Corporation and Treasurer of the Trust's investment advisor, Quantitative Advisors.

         6. Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004.


         7. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Effective April 1, 2004, the Trustees are compensated as follows: a $5,000 annual fee for all Trustees except the Audit Committee members and a $6,000 annual fee for Audit Committee members. For services rendered during the fiscal year ended March 31, 2005, the Funds paid Trustees' fees aggregating $______________________.


The following Compensation Table provides, in tabular form, the following data:

COLUMN (1) All Trustees who receive compensation from the Trust.
COLUMN (2) Aggregate compensation received by a Trustee from all series of the Trust.
COLUMNS (3) AND (4) Pension or retirement benefits accrued or proposed to be paid by the Trust. The Trust does not pay its Trustees such benefits.
COLUMN (5) Total compensation received by a Trustee from the Trust plus Compensation received from all Funds managed by the Manager for which a Trustee serves. As there are no such Funds other than the series of the Trust, this figure is identical to column (2).


                                                   COMPENSATION TABLE
                                        for the fiscal year ended March 31, 2005


                                                                                                         Total Compensation
                            Aggregate Compensation    Pension or Retirement      Estimated Annual        From the Trust and
 Name of Person, Position            from              Benefits Accrued As         Benefits Upon            Fund Complex
                 --------
                                   the Trust          Part of Fund Expenses         Retirement             Paid to Trustee

Robert M. Armstrong,                $6,000                     N/A                      N/A                    $6,000
Trustee

John M. Bulbrook,                   $5,000                     N/A                      N/A                    $5,000
Trustee

Edward E. Burrows, Trustee          $6,000                     N/A                      N/A                    $6,000

Joseph J. Caruso,                   $5,000                     N/A                      N/A                    $5,000
Trustee

Clinton S. Marshall,                $6,000                     N/A                      N/A                    $6,000
Trustee
Leon Okurowski, Trustee*            $______                    N/A                      N/A                   $________

Willard L. Umphrey,                 $5,000                     N/A                      N/A                    $5,000
Trustee

David A. Umstead, Trustee*          $_____                     N/A                      N/A                    $_____

* Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004.


The Trust's Agreement and Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds or that such indemnification would relieve any officer or Trustee of any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

Messrs. Umphrey and Okurowski, as officers of the Manager and the Distributor, will benefit from the management and distribution fees paid or allowed by the Funds.


At June 30, 2005, the officers and Trustees as a group owned in the aggregate ____% of the outstanding Ordinary Shares of the Small Cap Fund, ____% of the outstanding Institutional Shares of the Small Cap Fund, _____% of the outstanding Ordinary Shares of the Growth and Income Fund, ______% of the outstanding Institutional Shares of the Growth and Income Fund, ________% of the outstanding Ordinary Shares of the Emerging Markets Fund, 64.74% of the outstanding Institutional Shares of the Emerging Markets Fund, _______% of the outstanding Ordinary Shares of the Foreign Value Fund, and ______% of the outstanding Institutional Shares of the Foreign Value Fund.

           TRUSTEE SHARE OWNERSHIP TABLE
    For the Calendar Year ended December 31, 2004


                                                                                                Aggregate
                         Dollar Range     Dollar Range    Dollar Range of    Dollar Range    Dollar Range of
                           of Equity        of Equity          Equity          of Equity          Equity
                         Securities in    Securities in    Securities in     Securities in    Securities in
   Name of Trustee      Small Cap Fund     Growth and         Emerging       Foreign Value      Quant Fund
   ---------------                ----     Income Fund      Markets Fund         Fund            Complex

NON-INTERESTED TRUSTEES:
------------------------
Robert M. Armstrong
John M. Bulbrook
Edward E. Burrows
Joseph J. Caruso
Clinton S. Marshall
David A. Umstead*

INTERESTED TRUSTEES:
Leon Okurowski*
Willard L. Umphrey

* Messrs. Umstead and Okurowski resigned from the Board of Trustees effective
September 30, 2004.

                                                  COMMITTEE STRUCTURE
                                        For the Fiscal Year Ended March 31, 2005


The following table outlines the standing committees of the Trustees:

                                                                                                                Number of Meetings
   Name of                                                                                                 During Last Fiscal
                                                                                                                  -----------
  Committee                                     Functions                                      Members            Year


    Audit       To approve independent Auditors, to review Audit results, to consider        Armstrong,             X
                compliance matters raised by the Chief Compliance Officer and to review       Burrows,
                candidates and give recommendations of new Trustees to the full Board         Marshall
   Pricing      To discuss pricing anomalies as outlined in the Fund's Pricing Procedures     Bulbrook,             X
                                                                                              Umphrey,
                                                                                              Burrow*

* Mr. Burrows joined this Committee on October 28, 2004 after Mr. Umstead resigned from the Board of Trustees effective September 30, 2004.

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES
                              AS OF JUNE 30, 2005


Each of the following persons owned 5% or more of the classes of the following Funds. Beneficial owners of 25% or more of Class are presumed to be in control of the Class for the purposes of voting on certain matters submitted to shareholders.

       SMALL CAP FUND                         NAME AND ADDRESS                       % OF OUTSTANDING INSTITUTIONAL SHARES
       --------------                         ----------------                       -------------------------------------

















         GROWTH AND
        INCOME FUND                           NAME AND ADDRESS                       % OF OUTSTANDING INSTITUTIONAL SHARES
        -----------                           ----------------                       -------------------------------------



          EMERGING
        MARKETS FUND                          NAME AND ADDRESS                         % OF OUTSTANDING ORDINARY SHARES
        ------------                          ----------------                         --------------------------------






                                                                                 *Total
                                                                                 percentage
                                                                                 includes
                                                                                 various
                                                                                 personal
                                                                                 accounts.


     FOREIGN VALUE FUND                       NAME AND ADDRESS                         % OF OUTSTANDING ORDINARY SHARES
     ------------------                       ----------------                         --------------------------------

                                                                                     % OF OUTSTANDING INSTITUTIONAL SHARES




THE MANAGER AND MANAGEMENT CONTRACT


Information on the Board of Trustees' approval of the existing Management Contract will be contained in the Funds' semi-annual report to be dated September 30, 2005.


Each Fund employs a quantitative investment approach to selecting investments among other considerations. Each approach generally is developed as a result of research conducted by a team of individuals. The same investment strategy used to manage a particular Fund also may be used to manage separate institutional accounts maintained at the Manager or Advisor.

The Manager is an affiliate of U.S. Boston Capital Corporation, the Funds' Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Funds, Leon Okurowski, Treasurer of the Funds, individually and jointly with their spouses, together own 100% of the Manager's outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

Under the terms of the management agreement (the "Management Contract"), the Manager may, subject to the approval of the Trustees, manage the Funds itself or, subject to the approval by the Trustees, select sub advisors (the "Advisors") to manage certain of the Funds. In the latter case, the Manager monitors the Advisors' investment program and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes and the Funds' own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds' business, and provides general management and administrative services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds' securities portfolios and for the provision of services by third parties such as the Funds' Custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager or the Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days' written notice by either party.

In addition to the management fee, the Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds' shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Fund expenses are allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. The Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Trustees. The Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Funds have received an exemptive order from the Commission that permits the Manager, subject to certain conditions, to enter into or amend an agreement with an Advisor (an "Advisory Contract") without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, the Funds pay the Manager a monthly fee at the annual rate of: 1.00% of the average daily net asset value of the Small Cap Fund and the Foreign Value Fund; 0.80% of the average daily net asset value of the Emerging Markets Fund; and 0.75% of the average daily net asset value of the Growth and Income Fund.


The Manager received fees for services rendered as follows:


--------------------------------- ---------------------------------------------------------------------------------------------

                                                                  Fiscal Years Ended March 31,

--------------------------------- ---------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Quant Fund                        2003 1                         2004 1                          2005 1

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Small Cap                         $549,246                       $643,292

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Mid Cap                           $108,671                       $100,999                        $xxxxx 3

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Growth and Income                 $324,274                       $317,024

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Emerging Markets                  $93,753                        $193,225

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Foreign Value                     $319,840                       $738,584 2

--------------------------------- ------------------------------ ------------------------------- ------------------------------


1 It was not necessary for the Manager to rebate any such fees to comply with its contractual undertaking to assume certain expenses of the Small Cap Fund and the Growth and Income Fund, in excess of 2.00% of such Fund's average net assets and such fees were also waived by the Manager to the extent required to comply with its voluntary undertaking to assume certain expenses of the Emerging Markets Fund in excess of 2.25%, respectively, of such Funds' average net assets.
2 In the absence of adjustments made in connection with the merger of State Street Research International Equity Fund into Foreign Value Fund, this amount would have been $747,718, 3 Quant Mid Cap Fund was terminated as of December 31, 2004, Prior to Mid Cap Fund's termination, as compensation for services rendered, the Fund paid the Manager a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. This amount is for services rendered to the Mid Cap Fund during the period from April 1 through December 31, 2004.


ADVISORY CONTRACTS


Information on the Board of Trustees' approval of the existing Advisory Contracts will be contained in the Funds' semi-annual report to be dated September 30, 2005.


Pursuant to an Advisory Contract with the Manager, the Advisor to a Fund furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by such Advisor and may perform certain limited, related administrative functions in connection therewith.

Each Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Advisor, the Manager or the Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of each Fund to which it relates. Each Advisory Contract may be terminated without penalty with respect to any Fund by vote of the Trustees or the shareholders of that Fund, or by the Manager on not less than 30 nor more than 60 days' written notice or by the particular Advisor on not less than 30 nor more than 60 days', or no less than 150 days' written notice, depending on the Fund. Each Advisory Contract may be amended with respect to any Fund without a vote of the shareholders of that Fund. Each Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Funds and the Manager terminates generally or terminates with respect to that particular Fund.

Each Advisory Contract provides that the Advisor shall not be subject to any liability to the Funds or to the Manager or to any shareholder of the Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Advisor.

For services rendered, the Manager pays to the Advisor of a fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap Fund - 0.50% of average daily total net assets; Growth and Income Fund - 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; Foreign Value Fund - (i) 0.35% of the aggregate average daily net asset value of the Fund for assets in the Fund up to $35 million (ii) 0.40% of the aggregate average daily net asset value of the Fund for assets in the Fund over $35 million and up to $200 million and (iii) 0.50% of the aggregate average daily net asset value of the Fund for assets over $200 million; and Emerging Markets Fund - 0.40% of average daily total net assets.


For services rendered, the applicable Advisor received fees of, as follows:


--------------------------------- ---------------------------------------------------------------------------------------------
                                                                  Fiscal Years Ended March 31,
--------------------------------- ---------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Quant Fund                        2003                           2004                            2005

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Small Cap 2                       $274,623                       $321,645

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Mid Cap 2                         $43,468                        $40,399                         $xxxx 1

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Growth and Income                 $144,709                       $141,809

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Emerging Markets                  $46,877                        $96,612

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Foreign Value                     $111,944                       $212,396

--------------------------------- ------------------------------ ------------------------------- ------------------------------


1 Mid Cap Fund was terminated as of December 31, 2004. Prior to Mid Cap Fund's termination, as compensation for services rendered, the Manager paid to the Advisor (Columbia, as defined below) a fee of 0.40% of average daily total net assets of the Fund This amount is for services rendered to the Mid Cap Fund during the period from April 1 through December 31, 2004.
2 Effective March 26, 2004, Columbia Partners, LLC., Management Inc. ("Columbia"), the subadvisor to the Small Cap and Mid Cap Funds, had a change of ownership levels in the entities and other shareholders that own Columbia that resulted in a change of control of Columbia. While this change did not have a material impact on how the Small Cap Fund was managed, it may be deemed to have resulted in an assignment of the advisory contract for the Fund. The Fund received notification of this change shortly before a meeting of the Trustees held on September 30, 2004. After due consideration, the Trustees approved a new substantially similar contract on September 30, 2004. In connection with the approval of the new contract, the Board of Trustees required Columbia to return to the Fund its profits for the period from March 26, 2004 through September 30, 2004 and to pay expenses incurred in connection with the resolution of this matter. In total Columbia paid $ 26,910 to the Small Cap Fund and $________ to Mid Cap Fund.

ADVISORS


Quant Small Cap Fund


Columbia Partners, LLC, Investment Management, 1775 Pennsylvania Ave., NW, Washington, DC 20006 ("Columbia ") serves as Advisor to the Small Cap Fund. As of June 30, 2005, the firm had approximately $___ billion in assets under management for individual, pension plan and endowment accounts. Terence Collins, Robert von Pentz, Rhys Williams, Galway Capital Management, Landon Butler, Paul Kelley, and Glen Lester Fant III are control persons of Columbia.


Quant Growth and Income Fund


SSgA Funds Management, Inc. ("SSgA FM"), One Lincoln Street, Boston, MA 02111, serves as Advisor to the Growth and Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. As of June 30, 2005, SSgA FM had approximately $_______ billion in assets under management for registered investment companies. SSgA FM is one of the State Street Global Advisor companies ("SSgA"), comprised of all of the investment management affiliates of State Street Corporation. SSgA FM (and its predecessor entity) has managed the Growth and Income Fund continuously since the Fund's inception. Agustin Fleites, Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA FM and are therefore considered control persons.


Quant Emerging Markets Fund


PanAgora Asset Management, Inc, 260 Franklin Street, Boston, MA 02110 ("PanAgora") serves as Advisor to the Emerging Markets Fund. As of June 30, 2005, the firm had over $_____ billion in assets under management in portfolios of institutional pension and endowment funds, among others. Nippon Life Insurance Company and Putnam Investments LLC are control persons of PanAgora.

Portfolio Managers

The portfolio managers for each Fund are listed below.

In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Quant Fund for which he or she serves as portfolio manager. The following tables show, as of the Funds' most recent fiscal year end March 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Quant Small Cap Fund


---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

Portfolio Manager:     Category             Number of All        Total Assets         Number of Accounts   Total Assets of
Robert A. von Pentz                         Accounts             of     All           Paying a             Accounts Paying a
(Columbia)                                                       Accounts*            Performance Fee      Performance Fee

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Registered
                       Investment
                       Companies

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Pooled
                       Investment Vehicles

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Accounts

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

Portfolio Manager:     Category             Number of All        Total Assets         Number of Accounts   Total Assets of
Rhys Williams                               Accounts             of     All           Paying a             Accounts Paying a
(Columbia)                                                       Accounts*            Performance Fee      Performance Fee

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Registered
                       Investment
                       Companies

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Pooled
                       Investment Vehicles

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Accounts

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies. (1) Of the x other pooled investment vehicles managed by [portfolio manager], y invest a portion of their assets in a registered investment company advised by the Advisor for this Quant Fund.

Quant Growth and Income Fund

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

Portfolio Manager:     Category             Number of All        Total Assets         Number of Accounts   Total Assets of
Michael Kaplan                              Accounts             of     All           Paying a             Accounts Paying a
(SSgA):                                                          Accounts*            Performance Fee      Performance Fee

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Registered           5                    $1.488 billion
                       Investment
                       Companies

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Pooled         4                    $581 million
                       Investment Vehicles

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Accounts       17                   $1.22 billion

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------


* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Quant Emerging Markets Fund

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

Portfolio Manager:     Category             Number of All        Total Assets         Number of Accounts   Total Assets of
David P. Nolan                              Accounts             of     All           Paying a             Accounts Paying a
(PanAgora)                                                       Accounts*            Performance Fee      Performance Fee

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Registered           0                    N/A                  N/A                  N/A
                       Investment
                       Companies

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Pooled         7                    $558 million
                       Investment Vehicles

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Accounts       0                    N/A                  N/A                  N/A

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------


Quant Foreign Value Fund

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

Portfolio Manager:     Category             Number of All        Total Assets         Number of Accounts   Total Assets of
Bernard R. Horn, Jr.                        Accounts             of     All           Paying a             Accounts Paying a
(Polaris)                                                        Accounts*            Performance Fee      Performance Fee

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Registered           1                    $195 million         0                    N/A
                       Investment
                       Companies

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Pooled         2                    $91 million          0                    N/A
                       Investment Vehicles

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                       Other Accounts       13                   $88 million          0                    N/A

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of the Fund's most recent fiscal year most recently ended.


--------------------- ---------------------------------------------------------------------------------------------------------

Quant Fund and                                        Dollar Range of Equity Securities Owned
Portfolio Manager

--------------------- ---------------------------------------------------------------------------------------------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

Small Cap             $0 - $10,000         $50,001 - $100,000    $100,001 - $500,000   $100,001 - $500,000   Over $500,000

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

Robert A. von Pentz   None

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

Rhys Williams         None

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

Growth and Income     $0 - $10,000         $50,001 - $100,000    $100,001 - $500,000   $100,001 - $500,000   Over $500,000

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

All Portfolio         None
Managers on Team
(SSgA)

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

Emerging Markets      $0 - $10,000         $50,001 - $100,000    $100,001 - $500,000   $100,001 - $500,000   Over $500,000

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

David P. Nolan        None
(PanAgora)

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

Foreign Value         $0 - $10,000         $50,001 - $100,000    $100,001 - $500,000   $100,001 - $500,000   Over $500,000

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------
--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

Bernard R. Horn,                                                                       X
Jr. (Polaris)

--------------------- -------------------- --------------------- --------------------- --------------------- ------------------

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of a Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Columbia Compensation Structure and Method Used to Determine Compensation: The portfolio managers are compensated with a base salary, bonus, and dividends from their ownership of the Firm. The base salary is fixed. The bonus is based on a formula which takes into account the revenues generated by each product category and by the relative performance vs. comparable peer group managers. Mr. Williams manages certain hedged assets, including the Victor Equity Fund, all of which are eligible for performance fees as well as management fees, from which he receives a fixed percentage. In addition, both receive income distributions based on the profitability of the Firm in proportion to their ownership. Overall compensation is structured to reward employees for their individual and company accomplishments based on investment performance, effectiveness, and client satisfaction.

SSgA Compensation Structure and Method Used to Determine Compensation: The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

PanAgora Compensation Structure and Method Used to Determine Compensation:
Portfolio managers at PanAgora Asset Management, Inc. receive a fixed base salary. Discretionary bonuses are based on total firm performance as well as individual employee objectives which may include investment performance and raising or retention of assets. PanAgora Asset Management, Inc. may consider sharing a portion of the performance fee received with the management team.

Polaris Compensation Structure and Method Used to Determine Compensation: All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the size of assets under management. At the senior level, bonus ranges from 0% to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75% of base. At the junior level the bonus currently represents 0 - 50% of base. Compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.


DISTRIBUTOR AND DISTRIBUTION PLAN


Distributor. U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 ("Distributor"), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor is an affiliated person of the Funds' Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Funds' shares pursuant to a written agreement dated April 17, 1985 ("Distribution Agreement"). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement calls for the Distributor to use its best efforts to secure purchasers for shares of the Funds.

Distribution Plan. To permit the Funds to pay a monthly fee to the Distributor, the Funds have adopted a distribution plan (the "Plan") on behalf of their ordinary classes pursuant to Rule 12b-1 under the 1940 Act. The fee is not directly tied to the Distributor's expenses. If expenses exceed the Distributor's fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor's fees exceed the expenses of distribution, the Distributor may realize a profit.

The Small Cap, Growth and Income and Emerging Markets Funds pay the Distributor a monthly fee at the annual rate of 0.50% of the average net asset value of their respective ordinary class shares held in shareholder accounts opened during the period the Plan is in effect, as determined at the close of each business day during the month. The Foreign Value Fund pays the Distributor a monthly fee at the annual rate of 0.25% of the average net asset value of its Ordinary Shares.

For the fiscal year ended March 31, 2005, the Funds' paid to the Distributor fees pursuant to the Plan: Small Cap Fund - $___________; Growth and Income Fund - $207,892; Emerging Markets Fund - $__________; and Foreign Value Fund - $--------- .

Mid Cap Fund was terminated as of December 31, 2005. Prior to its termination, the Fund paid the Distributor a monthly fee at the annual rate of 0.25% of the average net asset value of its Ordinary Shares. For the period from April 1 through December 31, 2004, the Fund paid to the Distributor fees pursuant to the Plan of $___________.


Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the plan must be in writing. Continuance of the Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements ("Qualified Trustees"), cast in person at a meeting called for the purpose. The Plan may be terminated as to a Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Funds review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The Plans also terminate automatically upon assignment.


Deferred Sales Charges. The Distributor also receives the deferred sales charges withheld from redemption proceeds, see HOW TO REDEEM, and may benefit from its temporary holding of investors' funds in connection with certain purchases and redemptions of shares of the Funds.

Additional Payments. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. The term "intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with the Manager or Distributor or their affiliates. An intermediary may receive payments from various sources such as from deferred sales charges when you redeem Fund shares, Rule 12b-1 fees or administrative fees payable by the Funds, or from the Manager or Distributor out of their own assets. The Manager and Distributor anticipate that, in the future, payments will be made to many intermediaries, including brokers and dealers and other intermediaries, and that these payments may become significant.

Additional payments will be made by the Manager, the Distributor or their affiliates out of their own assets and not out of the assets of the Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of a Fund as set forth in the "Fees and Expenses" table in the Prospectus. The Funds, the Manager and the Advisors do not consider an intermediary's sales of Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

Marketing and Intermediary Support Payments


In addition to payments made by the Funds to the Distributor under the Plan, to support distribution and servicing efforts, the Funds' Manager may make payments to the Funds' Distributor out of its own assets (and not the Funds').

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (1) 0.30% of the average net asset value of Institutional Shares of each Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record and (2) 0.25% of the average net asset value of Ordinary Shares of the Mid-Cap Fund and the Foreign Value Fund held by shareholder accounts for which certain such employee sales agents of the Distributor are named as broker-of-record.


The Manager may also pay additional amounts to the Distributor to help defray the expenses of the Distributor. The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Funds. In this regard, the Manager has established arrangements for the Funds to be included on platforms or "supermarkets" sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40% under certain current arrangements) in the subject Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the Plan, to the extent applicable to a class of the Fund, and any remainder is paid by the Manager out of its own assets (and not the Funds').

In addition, the Distributor or its affiliates, out of their own assets (and not the Funds'), may compensate intermediaries that distribute and or provide services to investors in the Funds or, at the direction of a retirement plan's named fiduciary or administrator, may make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, among others, the level or type of services provided by the intermediary, the expected level of assets or sales of Fund shares and access to an intermediary's personnel.

Other Incentives. Distributor may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the Funds. Such cash or other incentives may take the form of payment for attendance at pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and pre-approved sales campaigns or dealer-sponsored events. Distributor may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Distributor will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.


CUSTODIAN

State Street - Kansas City ("Custodian") is the custodian of each Fund's securities and cash. The Custodian's responsibilities include safekeeping and controlling the Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Funds. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian's office at 801 Pennsylvania Ave., Kansas City, MO 64105.

TRANSFER AGENT


Quantitative Institutional Services ("Transfer Agent"), a division of the Manager, is the transfer agent and dividend disbursing agent for each of the Funds. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. For its services, the Transfer Agent received a base fee of 0.16% of average total net asset value of each class of shares of the Funds. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services (up to 0.25% under certain current arrangements).

For example, Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for providing services that would otherwise have been performed by Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


_________________________ LLP, located at _________________________, is the independent registered public accounting firm for each Fund. The independent registered public accounting firm conducts an annual audit of the Funds' financial statements, assists in the preparation of federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for a Fund and for other investment advisory clients of the Manager or that Fund's Advisor or its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisors and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Advisors place the Funds' portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisors or the Manager in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in advising the Funds. The fees paid to the Advisors by the Manager or paid to the Manager by the Funds are not reduced because the Advisors or the Manager receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Advisory Contracts, the Manager or Advisors may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to the Manager or Advisors an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or Advisors' authority to cause the Funds to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Advisors may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not "interested persons" of the Fund.

Brokerage commissions paid by the Funds on portfolio transactions for the three most recent fiscal years ended March 31 are as follows:

                                                                      Fiscal Year Ended March 31,

           Fund                                                    2003                    2004  2005
           ----                                                    ----                    ----  ----
           Small Cap Fund                                      $213,398                $199,946


           Growth and Income Fund                                45,272                 174,647
           Emerging Markets Fund                                 91,304                  62,116
           Foreign Value Fund                                    22,441                 260,585

None of such commissions was paid to a broker who was an affiliated person of the Funds or an affiliated person of such a person or, to the knowledge of the Funds, to a broker an affiliated person of which was an affiliated person of the Fund, the Manager or any Advisor.


Disclosure of Portfolio Holdings

The Funds' Board of Trustees has adopted, on behalf of the Funds', policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund's portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

The Manager will make a Fund's full portfolio holdings information available to the public on a quarterly basis with an appropriate delay based upon the nature of the information disclosed. Normally, the Manager will post each Fund's full portfolio holdings approximately thirty (30) days after the end of each quarter on the Funds' website at www.quantfunds.com. Such postings will remain available until the information is filed with the SEC as described below. Such publicly disclosed information may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

In addition, the Manager generally makes publicly available certain information other than a Fund's portfolio holdings. For example, the Manager makes information regarding the Funds' top ten holdings (including the percentage of the Funds' assets represented by each security), the percentage breakdown of the Funds' investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) no earlier than three (3) business days after the end of each month.

Each Fund will disclose portfolio holdings as required by applicable law or as requested by governmental authorities. For example, each Fund will disclose its portfolio holdings quarterly on forms that must be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending March 31 will be filed as part of the annual report on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending June 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending September 30 will be filed as part of the annual report on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending December 31 will be filed on Form N-Q. The Funds' Forms N-CSR and N-Q will be available on the SEC's web site at www.sec.gov. If a Fund's portfolio holdings information is disclosed to the public (either through a filing on the SEC's EDGAR web site or otherwise) before the disclosure of the information on the Funds' web site would normally occur, that Fund may post such information to its web site.

The Manager may provide a Fund's full portfolio holdings or other information to certain entities prior to the date such information is made public ("Confidential Portfolio Information"), provided that certain conditions are met. The entities to which such disclosure of Confidential Portfolio Information may be made as of the date of this Statement of Additional Information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the Funds for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the Funds' shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. As of the date of this Statement of Additional Information, the Manager has not provided the Funds' Confidential Portfolio Information to any entity prior to the date such information was made public.

The Funds' President and the Manager's Chief Compliance Officer (or persons designated by each of them), acting jointly, may grant exemptions to the policy with respect to Confidential Portfolio Information. Exemptions may be granted only if the above persons (or their designees) determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the Fund.

The Manager and the Advisor for each Fund have the primary responsibility for ensuring that a Fund's portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Manager and Advisors must maintain such internal informational barriers as they believe are reasonably necessary for preventing unauthorized disclosure of Confidential Portfolio Information. The Funds' Chief Compliance Officer shall confirm at least annually that the Manager's and Advisors' procedures and or processes are reasonably designed to comply with these portfolio holdings disclosure policies

The Funds' are subadvised by Advisors who are not affiliated with the Manager. As a result, separate accounts or other investment companies managed by an Advisor may have investment objectives and strategies that are substantially similar or identical to a Fund's investment objective and strategy and, therefore, may have portfolio holdings that identical to or substantially the same as the portfolio holdings of the subadvised Fund. Such separate accounts or other investment companies may be subject to different holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Funds exercises any control over such policies or disclosure.

The Funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Manager, the Advisors, the Funds' custodian, and fund accountant, principal underwriter, auditors or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of the Manager, the Fund, or any other party receives any compensation or other consideration from any arrangement pertaining to the release of a Fund's portfolio holdings information.

Compliance with the Funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by the Manager in accordance with this policy or the exceptions permitted under the policy. The following changes to this policy would be subject to approval by the Board of Trustees: (i) any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed, (ii) any increase in the purposes for which such disclosure may be made; or (iii) a change from quarterly to more frequent public disclosure. Any such change, if material, would be reflected in a supplement to the Funds' Statement of Additional Information


HOW TO INVEST

The procedures for purchasing shares are summarized in the Prospectus under the caption HOW TO INVEST.

INVESTMENTS THROUGH BROKERS. The Distributor may pay a sales fee of 1.00% of the offering price to the dealer transmitting an order for Ordinary Shares, provided that the Ordinary Shares sold are subject to the 1.00% deferred sales charge. The Distributor may also pay the dealer a service fee for accounts serviced by the dealer based upon the service agreement between the Fund and the Broker.

Generally, the 1.00% deferred sales charge will not be imposed on accounts that are traded on a no-transaction fee ("NTF") system platform. However, the 1.00% deferred sales change may be imposed on such accounts upon redemption or exchange of Fund shares held for less than 30 days.

EXCHANGE OF SECURITIES FOR SHARES OF THE FUNDS. Applications to exchange common stocks for Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by the Funds will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

OPEN ACCOUNT SYSTEM. Under the Funds' Open Account System all shares purchased are credited directly to your account in the designated Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1. You may make additional investments in a Fund by sending a check in U.S. dollars (made payable to "Quantitative Group of Funds") to the Funds, by wire, or by online ACH transactions, as described under HOW TO INVEST in the Prospectus.

2. You may select one of the following distribution options which best fits your needs.

         * REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
         * INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
         * CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days' written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

TAX DEFERRED RETIREMENT PLANS.

ACCOUNTS OFFERED BY THE FUNDS. The Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

o        Traditional Individual Retirement Accounts (IRAs)
o        Roth IRAs
o        Simplified Employee Pension Plans (SEP-IRAs)
o        Simple IRAs
o        403(b) Custodial Accounts

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of theses kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

IRAS. Investors may establish either regular IRA accounts, to which they may make contributions of up to $3,000 annually (or 100% of their earned income for the year, if less) or $3,500 if you are over fifty years old, or rollover IRAs, to which they may roll over or transfer assets from another preexisting IRA of the same kind. They also may establish conversion Roth IRAs (into which they may move assets from a traditional IRA), if they satisfy certain requirements; individuals will be subject to tax on the taxable amount moved from a traditional IRA to a Roth IRA at the time of the conversion. SEP-IRAs are traditional IRA accounts established pursuant to an employer-sponsored SEP plan; different contribution limits apply to SEP-IRAs. Simple IRAs are traditional IRA accounts established pursuant to an employer-sponsored Simple IRA plan; different contributions limits apply to Simple IRAs.

Contributions to a traditional IRA will be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual's income. Distributions from traditional IRAs are taxable as ordinary income. Contributions to a Roth IRA are not deductible. However, withdrawals may not be taxable if certain requirements are met. In either case, capital gains and income earned on Fund shares held in an IRA are not taxable as long as they are held in the IRA.

403(B)S. This kind of custodial account may be established by employees of certain educational and charitable organizations. A qualifying employee may make an election to defer salary, which is then contributed to the 403(b) account; these contributions held in a 403(b) account are not taxable as long as they are held in the account. A 403(b) holder generally will have taxable income only when he or she receives a distribution from the account; distributions are taxable as ordinary income.

OTHER RETIREMENT PLANS. Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

HOW TO MAKE EXCHANGES

The procedures for exchanging shares of one Fund for those of another re described in the Prospectus under HOW TO MAKE EXCHANGES.

An exchange involves a redemption of all or a portion of shares of one class of a Fund and the investment of the redemption proceeds in shares of a like class in another Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Fund being acquired in accordance with the customary policy of that Fund for accepting investments.

The exchange of shares of one class of a Fund for shares of a like class of another Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Funds may discontinue offering shares of any Fund or any class of any Fund generally or in any particular State without notice to shareholders.

HOW TO REDEEM

The procedures for redeeming shares of a Fund are described in the Prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Funds will normally redeem shares for cash, however, the Funds reserve the right to pay the redemption price wholly or partially in kind if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Funds. The redemptions in kind will be selected by the Manager or Advisor in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. Any distribution in kind made by the Funds will be subject to the redemption fee as described in the Prospectus. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Taxation" below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Quantitative Group of Funds. Shareholders who redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Funds may require additional documentation of a customary nature. Shareholders who have authorized the Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder's address of record.


The Transfer Agent will assess a $15.00 fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading. The Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Funds. See Excessive Trading in the prospectus for more information on the Funds' policies.


REDEMPTION FEE. (Institutional Shares only) The Funds will deduct a redemption fee equal to 2% of the net asset value of Institutional Shares redeemed (including redemptions through the use of Fund exchange services) less than 61 days following the issuance of such Institutional Shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund. The redemption fee may be waived, modified or discontinued at any time or from time to time. For the fiscal year ended March 31, 2004, the Funds retained $0 in redemption fees.

CALCULATION OF NET ASSET VALUE

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the Nasdaq Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price. The Emerging Markets and Foreign Value Funds may invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days. Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Funds' Trustees (the "Trustees"). The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Fund is determined by its Advisor in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Funds' shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of the Funds' securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Expenses of the Funds directly charged or attributable to any Fund will be paid from the assets of that Fund except that 12b-1 Plan expenses will not be borne by holders of Institutional Shares of the Funds and each class of shares of the Fund will bear its own transfer agency fees. General expenses of the Funds will be allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

DISTRIBUTIONS

Each Fund will be treated as a separate entity for federal income tax purposes (see TAXATION) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Fund basis.

TAXATION

Each Fund intends to qualify annually as a "regulated investment company" ("RIC") under the Code.

To qualify as a RIC, a Fund must (a) derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies certain payments with respect to securities loans or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, Government securities, securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities and securities of RICs); and (c) distribute at least 90% of its investment company taxable income (which includes interest, dividends, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options futures, and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Alternatively, a Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it's pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a fund fails to satisfy these holding period requirements, it cannot elect under
Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a fund fails to satisfy their holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

A Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PERFORMANCE MEASURES



                         Average Annual Total Rate of Return (1), (2), (3)
                             (for the Fiscal Year Ended March 31, 2005)


                                                                                                       Since      Inception
                                                                  1 Year      5 Years     10 Years   Inception      Date
                                                                  ------      -------     --------   ---------      ----

SMALL CAP FUND
Ordinary Shares                                                        %            %            %          N/A    8/3/92
Ordinary Shares After Taxes on Distributions                           %            %            %          N/A
Ordinary Shares After Taxes on Distributions and Sales                 %            %            %          N/A
Institutional Shares                                                   %            %            %          N/A    1/6/93






GROWTH AND INCOME FUND
Ordinary Shares                                                        %            %            %          N/A    5/6/85
Ordinary Shares After Taxes on Distributions                           %            %            %          N/A
Ordinary Shares After Taxes on Distributions and Sales                 %            %            %          N/A
Institutional Shares                                                   %            %            %          N/A    3/25/91

EMERGING MARKETS FUND
Ordinary Shares                                                        %            %           __            %    9/30/94
Ordinary Shares After Taxes on Distributions                           %            %           __            %
Ordinary Shares After Taxes on Distributions and Sales                 %            %           __            %
Institutional Shares                                                   %            %           __            %    4/2/96

FOREIGN VALUE FUND
Ordinary Shares                                                        %            %           __            %    5/15/98
Ordinary Shares After Taxes on Distributions                           %            %           __            %
Ordinary Shares After Taxes on Distributions and Sales                 %            %           __            %
Institutional Shares                                                   %            %           __            %   12/18/98

     (1) Total return with all dividends and capital gains reinvested. The performance data quoted represents past performance. The investment return and principal value of a current investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     (2) These results reflect the impact of a contractual 2.00% expense cap applicable to the Quantitative Small Cap Fund and Quantitative Growth and Income Fund, and a voluntary expense cap of 2.25% applicable to the Quantitative Emerging Markets Fund, as described in the Prospectus, and expense waivers and/or reimbursements applicable to the Funds. If the expenses had not been subsidized, where applicable, the performance would have been lower.

     (3) The return for the Ordinary Shares of the Funds takes into account a one percent (1%) deferred sales charge imposed at the time of redemption. For this reason, the numbers will differ from those in the Financial Highlights table. The deferred sales charge is not imposed in the case of redemptions of Institutional Shares, redemptions of involuntary redemptions, redemptions of Shares tendered for exchange and redemptions of Shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code or for certain other redemptions. (See HOW TO REDEEM in the Prospectus.)

From time to time, the Funds may advertise their performance in various ways. These methods include providing information on the returns of the Funds and comparing the performance of the Funds to relevant benchmarks. Performance will be stated in terms of total return. "Total return" figures are based on the historical performance of each Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Under the rules of the Securities and Exchange Commission (the "Commission"), funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                  P(1+T)n = ERV

         Where:   P = a hypothetical initial payment of $1,000

                  T = average annual total return

                  n = number of years (1, 5, or 10)

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

Under the rules of the Commission, funds advertising after-tax performance on distributions must include total return quotes, "T" below, calculated according to the following formula:

                  P(1+T)n = ATVD

         Where:   P = a hypothetical initial payment of $1,000

                  T = average annual total return (after taxes on distributions)

                  n  = number of years

                  ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) after taxes on fund distributions but not after taxes on sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

Under the rules of the Commission, funds advertising after-tax performance on distributions and sales must include total return quotes, "T" below, calculated according to the following formula:

                  P(1+T)n = ATVDR

         Where:   P = a hypothetical initial payment of $1,000

                  T = average annual total return (after taxes on distributions and sales)

                  n  = number of years

                  ATVDR = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) after taxes on fund distributions and sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.


The average annual total return, the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sales will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods plus the time period since the effective date of the registration statement relating to the particular Fund. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating redeemable value, the deferred sales charge is deducted from the ending redeemable value and all dividends and distributions by the Fund are deemed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed on the Fund. The average annual total returns for the Funds as of December 31, 2003, the last calendar year end preceding the Prospectus and this SAI of Additional Information, are set forth in the Prospectus under the heading Fund Summaries in the section PERFORMANCE.


In reports to shareholders or other literature, the Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper, Inc. (Lipper) or Morningstar, Inc., widely recognized independent services that monitor the performance of mutual funds. In making such comparisons, the Funds may from time to time include a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to make a more accurate comparison to other measures of investment return. For such purposes, the Funds calculate their aggregate total return in the same manner as the above formula except that no deferred sales charges are deducted from the ending amount. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Funds, however, will disclose the maximum deferred sales charge and will also disclose that the performance data so quoted do not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative information will be given no greater prominence in such sales literature than the information prescribed under Commission rules. Performance information, rankings, ratings, published editorial comments and listings reported in national financial publications may also be used in computing performance of the Funds (if the Funds are listed in any such publication). Performance comparisons should not be considered as representative of the future performance of the Funds.

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

LIPPER, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barron's, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

MUTUAL FUNDS MAGAZINE, INC. publishes mutual fund rankings and is distributed monthly. Mutual Funds Magazine's proprietary All-Star Ratings reflect historical risk-adjusted performance through a specific date and are subject to change. Overall ratings are calculated from the fund's total return, with load-adjustments if applicable, relative to the volatility of its price fluctuations, over a minimum of two years and a maximum of ten years. Separate All-Star Ratings are also calculated for 1-, 3-, 5- and 10-year periods, as applicable. For all periods, the 20% of funds with the highest risk-adjusted returns receive Five Stars; the next highest 20% receive Four Stars, the next highest 20% receive Three Stars, etc.

THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (non-callable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, Commission-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX is an index of approximately 700 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 900 equity securities issued by companies located in 21countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 550 equity securities issued by companies located in one of 16 European countries, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore. All values are expressed in U.S. dollars.

THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security's growth orientation is determined by a composite score of the security's price-to- book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.

THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

THE QUANT FUNDS

The Trust was established in 1983 as a business trust under Massachusetts' law. A copy of the Amended and Restated Declaration of Trust (as amended through July 19, 1993) amending and restating the Agreement and Declaration of Trust dated June 27, 1983, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into five series of shares, the Funds, each comprised of two classes of shares. There are no rights of conversion between shares of different Funds which are granted by the Amended and Restated Declaration of Trust, but holders of shares of either class of a Fund may exchange all or a portion of their shares for shares of a like class in another Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to another class of shares of the same or a different Fund.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees of the Funds have determined that a matter affects only the interest of one or more Funds, then only holders of shares of such Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Fund and filed with the Fund or by a vote of the holders of two-thirds of the outstanding shares of each Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Trust are entitled to receive the net assets of their Fund, but not of the other Funds. Shareholders have no preemptive rights. The Funds' fiscal year ends on the last day of March.

Under Massachusetts' law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

The Trust, Manager, the Advisors and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

PROXY VOTING POLICIES


The Board has adopted Proxy Voting Policies and Procedures on behalf of the Trust which delegates responsibility for voting proxies to the Manager, subject to the Board's continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Advisors that actually manage the assets of the Fund. The Manager and the Advisor have their own proxy voting policies and procedures, which the Board has reviewed. The Manager's and the Advisors' policies and procedures assure that all proxy voting decisions are made in the best interest of the Funds and that the Manager or the Advisors will act in a prudent and diligent manner for the benefit of the Funds. The Manager's and the Advisors' policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of the Manager or the Advisors, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Effective August 31, 2004, information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available without charge upon request by contacting the Funds or via the Securities and Exchange Commission web site at http://www.sec.gov.


EXPERTS


The financial statements incorporated in the Prospectus by reference to the Funds' Annual Report for the year ended March 31, 2005 have been so incorporated in reliance on the report of _____________________________ LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


QUANTITATIVE GROUP OF FUNDS
d/b/a QUANT FUNDS
PROXY VOTING POLICIES AND PROCEDURES

I. Quant Funds' Policy Statement

Quantitative Group of Funds (d/b/a/ Quant Funds) ("Quant") is firmly committed to ensuring that proxies relating to Quant's portfolio securities are voted in the best interests of Quant's shareholders. The following policies and procedures have been established to implement Quant's proxy voting program.

II. Trust's Proxy Voting Program

Quantitative Advisors serves as the investment manager of Quant's portfolios. Quantitative Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Sub-Advisers") who provide the day-to-day portfolio management for each portfolio. Quant has delegated proxy voting responsibility to Quantitative Advisors. Because Quantitative Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Quant's proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser's proxy voting. These policies and procedures may be amended from time to time based on Quant's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. Quantitative Advisors' Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Quantitative Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Quantitative Advisors will review each Sub-Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV. Sub-Advisers' Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Quant and Quantitative Advisors, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser's policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D. Voting Guidelines: The Sub-Adviser's policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Quant and Quantitative Advisors such information and records with respect to proxies relating to Quant's portfolio securities as required by law and as Quant or Quantitative Advisors may reasonably request.

V. Disclosure of Quant's Proxy Voting Policies and Procedures and Voting Record

Quantitative Advisors, on behalf of Quant, will take reasonable steps as necessary to seek to ensure that Quant complies with all applicable laws and regulations relating to disclosure of Quant's proxy voting policies and procedures and its proxy voting record. Quantitative Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Quant's portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Quant's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. Reports to Quant's Board of Trustees

Quantitative Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Quant's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Quant's portfolio securities and any other information requested by the Board of Trustees.

Adopted: July 23, 2003

                             QUANTITATIVE ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES
                             (Adopted July 23, 2003)

Quantitative Advisors serves as the investment adviser to the series of the Quantitative Group of Funds (d/b/a Quant Funds) (each a "Fund" and together the "Funds"). In that capacity Quantitative Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that Quantitative Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I. POLICY

In the typical course of Quantitative Advisors' business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds. In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Quantitative Advisors' policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Quantitative Advisors to vote such proxies in a manner that is consistent with the Funds' best interests.

II. RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, [the proxy voting committee of Quantitative Advisors, which consists of Frederick Marius and Kristina Eisnor, (the "Proxy Committee") will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund's best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III. PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Quantitative Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund's investment, including how its vote will economically impact and affect the value of a Fund's investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV. CONFLICTS OF INTEREST

Quantitative Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A. Identifying Conflicts of Interest

The Proxy Committee will seek to identify Quantitative Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Quantitative Advisors' senior management. The Proxy Committee may determine that Quantitative Advisors has a conflict of interest as a result of the following:

1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Quantitative Advisors, its members, officers or employees have a significant business relationship. Quantitative Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for Quantitative Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Quantitative Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Quantitative Advisors votes the proxy. Employees of Quantitative Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Quantitative Advisors' Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Quantitative Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is "material.". The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Quantitative Advisors' conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Quantitative Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

o fully disclose the nature of the conflict to the Funds and obtain the Funds' consent as to how Quantitative Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

o contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

o vote on the proposal and, in consultation with the Compliance Officer, detail how Quantitative Advisors' material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D. Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Quantitative Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Quantitative Advisors.

V. RECORDKEEPING AND DISCLOSURE

Quantitative Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

o a copy of these proxy voting policies and procedures, including all amendments hereto;

o a copy of each proxy statement received regarding Fund securities, provided, however, that Quantitative Advisors may rely on the proxy statement filed on EDGAR as its record;

o    a record of each vote Quantitative Advisors casts on behalf of the Funds;

o a copy of any document created by Quantitative Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

o a copy of each written Fund request for information on how Quantitative Advisors voted proxies on behalf of the Funds; and

o a copy of any written response by Quantitative Advisors to any Fund request for information on how Quantitative Advisors voted proxies on behalf of the requesting Fund.

Quantitative Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Quantitative Advisors voted their securities. Information about how the Funds securities were voted or a copy of Quantitative Advisors' proxy voting policies and procedures free of charge by written request addressed to Quantitative Advisors.

Polaris Capital Management, Inc.
Proxy Policy
Dated May 1, 2003

Polaris Capital Management, Inc. will vote all proxies delivered to it by the Custodian. The vote will be cast in such a manner, which, in our judgment, will enhance shareholder value. Polaris Capital Management, Inc. will not seek proxies.

Polaris Capital Management, Inc. does not endorse or participate in the practice of Securities Lending primarily because when shares are "lent" from the portfolio, the investment manager foregoes the right to vote the lent shares to whoever has borrowed the shares from the custodian bank. The "lent" shares can actually be used to vote against the wishes of the Investment Manager.

Polaris Capital Management, Inc. will generally comply with the following guidelines:

o Routine Corporate Governance Issues: IA will vote in favor of management.

In certain cases PCM will vote in accordance with the guidelines of specific clients. For Taft-Hartley clients PCM would vote proxies using AFL-CIO Proxy Voting Guidelines.

o Non-routine Corporate Governance Issues: IA will vote in favor of management.

In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, PCM generally votes against proposals that will increase shareholder dilution.

o        Country Specific Issues:

In general PCM will vote against management regarding the provision that allows management to issue shares during a hostile takeover.

The following records will kept for each client:

o        Copies of all proxy statements received

o A record of each vote the advisor cast on behalf of the client along with any notes or documents that was material to making a decision on how to vote a proxy on behalf of a client.

o A copy of each written client request for information on how the advisor voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of Polaris and added to
Part II of Form ADV. A hard copy of the policy will be included in the Compliance Manual and is available on request.


SSgA Funds Management, Inc.
Proxy Voting Procedures

Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

 1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
2) provides the client with this written proxy policy, upon request;
3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
4) matches proxies received with holdings as of record date;
5) reconciles holdings as of record date and rectifies any discrepancies;
6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
7) documents the reason(s) for voting for all non-routine items; and
8) keeps records of such proxy voting available for inspection by the client or governmental agencies

Process

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms. In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines. However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional 1 Proxy Voting Policy 2 research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants. In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conf lict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conf lict, the process detailed below under "Potential Conflicts" is followed. If there is no material conf lict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy. Voting For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals
I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.
        << Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards << Approval of auditors

        << Directors' and auditors' compensation
        << Directors' liability and indemnification
        << Discharge of board members and auditors Proxy Voting Policy
        << Financial statements and allocation of income
        << Dividend payouts that are greater than or equal to country and industry standards
        << Authorization of share repurchase programs
        << General updating of or corrective amendments to charter
        << Change in Corporation Name
        << Elimination of cumulative voting

II.

Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

        << Capitalization changes which eliminate other classes of stock and voting rights
        << Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
        << Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
        << Elimination of "poison pill" rights
        << Stock purchase plans with an exercise price of not less that 85% of fair market value
        << Stock option plans which are incentive based and not excessive
        << Other stock-based plans which are appropriately structured
        << Reductions in super-majority vote requirements
        << Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

        << Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
        << Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
        << Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
        << Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
        << Elimination of Shareholders' Right to Call Special Meetings
        << Establishment of classified boards of directors
        << Reincorporation in a state which has more stringent anti-takeover and related provisions
        << Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
        << Excessive compensation
        << Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
        << Adjournment of Meeting to Solicit Additional Votes
        << "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
        << Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees. IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis.

Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

        << Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
        << For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
        << Against offers when there are prospects for an enhanced bid or other bidders
        << For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value Shareholder Proposals Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

        << Requirements that auditors attend the annual meeting of shareholders
        << The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
        << Mandates requiring a majority of independent directors on the
           Board of Directors and the audit, nominating, and compensation committees
        << Mandates that amendments to bylaws or charters have shareholder approval
        << Mandates that shareholder-rights plans be put to a vote or repealed
        << Establishment of confidential voting
        << Expansions to reporting of financial or compensation-related information, within reason
        << Repeals of various anti-takeover related provisions
        << Reduction or elimination of super-majority vote requirements
        << Repeals or prohibitions of "greenmail" provisions
        << "Opting-out" of business combination provisions
        << Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

        << Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
        << Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
        << Mandates that Audit, Compensation and Nominating Committee members should all be independent directors
        << Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III.SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

        << Limits to tenure of directors
        << Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
        << Restoration of cumulative voting in the election of directors
	<< Requirements that the comapny provide costly, duplicative, or
	   redundant reports; or reports of a non-business nature
	<< Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
        << Proposals which require inappropriate endorsements or corporate actions
        << Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model
        << Proposal asking companies to adopt full tenure holding periods for their executives
        << Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures Proxy Voting Policy 6 are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns. In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee. As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches. Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares. Potential Conflicts As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conf lict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conf lict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee. When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conf lict. In other cases, where the matter presents a potential material conf lict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests. Recordkeeping In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office: 1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database); 3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so); 4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and 5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

Disclosure of Client Voting Information
Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                               PROXY VOTING POLICY
                         PanAgora Asset Management, Inc.



Introduction

PanAgora Asset Management ("PanAgora") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio's holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies,
PanAgora:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)       provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how PanAgora Asset Management voted the client's proxies;

4) generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5) documents the reason(s) for voting for all non-routine items; and

6) keeps records of such proxy votes.

Process

PanAgora's Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Manager of Corporate Actions for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. PanAgora votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

            - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities.*
            - Approval of auditors* - Directors' and auditors' compensation* - Directors' liability and indemnification* - Discharge of board members and auditors - Financial statements and allocation of income
            - Dividend payouts that are greater than or equal to country and industry standards - Authorization of share repurchase programs - General updating of or corrective amendments to charter - Change in Corporation Name

* A supporting vote will be rendered unless there is information which does not appear to be in the best interest of the company's shareholders (e.g. apparent conflicts of interest, excessive fees/compensation or other related matters).

II. PanAgora votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

            - Capitalization changes which eliminate other classes of stock and voting rights
            - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing
             authorization for non-U.S. companies
            - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
            - Stock purchase plans with an exercise price of not less that 85% of fair market value - Stock option plans which are incentive based and not excessive - Other stock-based plans which are appropriately structured - Reductions in super-majority vote requirements - Adoption of anti-"greenmail" provisions (unless bundled with other charter or bylaw amendments, in which case evaluate on a case-by-case basis)


III. PanAgora votes against management on the following items, which have potentially substantial financial or best interest impact:

            - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
            - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
            - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
            - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
            - Elimination of Shareholders' Right to Call Special Meetings - Establishment of classified boards of directors
            - Reincorporation in a state which has more stringent anti-takeover and related provisions - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
            -    Excessive compensation
            - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
            - Adjournment of Meeting to Solicit Additional Votes - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy -
            Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.
            -    Elimination of cumulative voting


IV. PanAgora evaluates Mergers and Acquisitions related issues on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, PanAgora uses its discretion in order to maximize shareholder value. PanAgora generally votes as follows:

            _ Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
            - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
            - Against offers when there are prospects for an enhanced bid or other bidders - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. PanAgora believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. PanAgora votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

            - Requirements that auditors attend the annual meeting of shareholders - Establishment of an annual election of the board of directors
            - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
            - Mandates that amendments to bylaws or charters have shareholder approval
            - Mandates that shareholder-rights plans be put to a vote or repealed
            -    Establishment of confidential voting
            - Expansions to reporting of financial or compensation-related information, within reason
            -    Repeals of various anti-takeover related provisions
            -    Reduction or elimination of super-majority vote requirements
            -    Repeals or prohibitions of "greenmail" provisions
            -    "Opting-out" of business combination provisions


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, PanAgora votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

            - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
            - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
            - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors
            - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee



III. PanAgora votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

            -    Limits to tenure of directors
            - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
            -    Restoration of cumulative voting in the election of directors
            -    Requirements that the company provide costly, duplicative, or
		 redundant reports; or reports of a non-business nature
            - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
            - Proposals which require inappropriate endorsements or corporate actions - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.
            - Proposal asking companies to adopt full tenure holding periods for their executives.


Shareholder Activism

We at PanAgora agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, PanAgora is able to promote the best interests of its fellow shareholders and its clients. The Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by PanAgora's potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows PanAgora's pre-determined policy would eliminate PanAgora's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora's clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not PanAgora's, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora's office:

1) PanAgora's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3) a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client's proxies.


Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Officer.


Adopted 7/03

Columbia Partners L.L.C. Investment Management
Proxy Voting Policy


PART I -  POLICIES AND PROCEDURES

I.   Introduction

We have adopted and implemented policies and procedures for voting on behalf of our clients when companies in their portfolios request a proxy vote. Our policies are intended to ensure that we vote proxies in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. We handle proxy voting only when our advisory contracts or comparable documents provide us with that authority and direction. In addition to SEC requirements governing advisers, our proxy voting policies are intended to reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

We have retained Proxy Voting Services ("PVS"), an investment adviser, as our sub-advisor to vote proxies of registered companies. We believe PVS' guidelines (incorporated as part of this policy, by reference, described in Part II, and attached as Exhibit A) are based on sound theories of corporate governance, and are in the best interest of our clients.

PVS does not vote private equity proxies. Therefore, Columbia Partners administers that voting. Our President directs and oversees private equity proxy voting, in consultation with the portfolio manager for the account and compliance personnel, and in accord with our policies and guidelines. We have adopted the guidelines PVS developed (shown in Part II), and apply those guidelines when voting private equity proxies.

II. Statement of General Policies

A. Client's Best Interest. Our proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

B. Case-by-Case Basis. These are guidelines only. Each vote is ultimately cast on a case-by-case basis, taking into consideration all other relevant facts and circumstances at the time of the vote. We analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. We do not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, our guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. We revise our guidelines as events warrant.

C. Individualized. Our proxy voting procedures are tailored to suit the nature of our particular advisory business. Proxies for public companies are voted by PVS. Proxies for private companies are voted by Columbia Partners. All are voted to represent the interests of the client.

D. Conflicts of Interest. In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, any material conflicts are resolved in the best interest of clients.

E. Limitations. We vote proxies only when we have been given authority to vote them by our advisory contracts or comparable documents. With respect to ERISA accounts we weigh "the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. Our decision takes into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting."

F. ERISA Accounts. Our responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. At times, it may be appropriate for us to engage in "active monitoring and communications" with an issuer with respect to ERISA accounts, particularly where we maintain a long-term or less liquid investment in the issuer. The DOL Bulletin explains that this may be achieved through a variety of means, including "exercising the legal rights of a shareholder."

G. Client Direction. We generally do not respond to client directions to vote proxies in a manner that is different from our policies and procedures.

H. Basis for Formulation. Our policies and procedures are based on sound management theory of corporate governance. The Proxy Voting Service which handles the majority of our proxy voting maintains policies fully consistent with ours.

I. Contested Issues. When an issue is contested, we may engage in dialogue with one or both sides with respect to pending proxy voting issues.

J. Oversight. Our President maintains final authority for overseeing proxy votes. Compliance personnel are consulted on issues that may involve a conflict of interest. Compliance personnel also monitor and review our proxy voting policies, process, implementation, and record keeping.

K. Availability of Policies and Procedures. A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-858-7873, or by writing to Columbia Partners L.L.C., Investment Management, 1775 Pennsylvania Avenue, Suite 1000, Washington D.C., 20006. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. We provide clients with a copy of our policies when we are retained. Policies are revised from time to time. We will provide a summary of our policies if any material change is made.

L. Disclosure of Vote. Our clients can obtain information on how their proxies were voted by writing to Columbia Partners L.L.C., Investment Management, 1775 Pennsylvania Avenue, Suite 1000, Washington D.C., 20006. Generally we do not disclose this information to third parties.

III. Process, Responsibility and Oversight

PVS votes proxies of publicly traded companies on behalf of our clients. A Columbia Partners administrator maintains a client list of accounts for which PVS votes, coordinates correspondence with clients regarding proxy voting, and maintains PVS' quarterly reports of proxy votes made.

PVS does not vote private equity proxies. Therefore, our President directs and oversees private equity proxy voting, in consultation with the portfolio manager for the account and compliance personnel, and in accord with our policies and guidelines. He oversees the voting process to assure that Proxy guidelines (Part
II) are followed, that contested disputes are recognized, that compliance personnel are consulted about potential conflicts of interest, and that the vote is made in the best interest of the client. Proxy votes for private equities are recorded on a master list of votes for the year. Columbia Partners does not discuss its voting with anyone but the client.

IV. CONFLICTS OF INTEREST

Each proxy is reviewed by the President, in consultation with compliance personnel, to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. A possible conflict exists when a consultant or trustee responsible for bringing in or taking away assets under Columbia Partners' management indirectly or directly indicates an interest in how Columbia Partners votes an issue. The conflict arises from Columbia Partners' natural desire to satisfy the interests of those who could help us gain or retain assets.

When a conflict exists, we resolve any such conflict in favor of the client. We control conflicts as follows: i) disclose in this policy that conflicts may exist (ii) vote in accordance with our pre-determined guidelines (see Part II of this policy), (iii) utilize a separate proxy voting adviser to the extent practicable, (iv) if necessary, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict, (v) identify conflicts in internal meetings and remind decision makers of our duty to act in the best interests of the client.

V. RECORD KEEPING

Columbia Partners retains quarterly reports of proxy votes made by PVS on behalf of our clients, pursuant to Section 204-2 of the Advisers Act. As required by ERISA and Rule 204-2(c), we maintain: (1) a copy of our policies, procedures, and guidelines; (2) proxy statements received regarding client securities (we satisfy this by relying on PVS, which has undertaken to provide a copy promptly upon request); (3) a record of each vote cast (PVS reports, and a Private Equity proxy vote summary document); (4) a copy of any document created by us that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and our written response to any (written or oral) client request for such records, and (6) procedures and actions taken in individual situations of voting private equity proxies (shown on the Private Equity Proxy Vote Summary maintained by Columbia Partners). Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser.

PART II - GUIDELINES REGARDING SPECIFIC ISSUES WITHIN PROXIES

We have retained Proxy Voting Services ("PVS"), an investment adviser, as our sub-advisor to vote proxies of registered companies. We believe PVS' guidelines (incorporated as part of this policy, by reference, described in Part II, and attached as Exhibit A) are based on sound theories of corporate governance, and are in the best interest of our clients.

PVS does not vote private equity proxies. Therefore, Columbia Partners administers that voting. Our President directs and oversees private equity proxy voting, in consultation with the portfolio manager for the account and compliance personnel, and in accord with our policies and guidelines. We have adopted the guidelines PVS developed (shown in Part II), and apply those guidelines when voting private equity proxies.

PVS and Columbia Partners analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. We do not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, our guidelines (developed by PVS, and adopted by Columbia Partners) are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. We shall revise our guidelines as events warrant.

Our basic guidelines for the voting on specific issues are described fully in Exhibit A. Our basic guidelines are briefly summarized below. Consult Exhibit A for full detail.

Board of Directors

o Directors as a group - Uncontested Elections: Based on performance record of company, independence, diversity, compensation, responsiveness to shareholders.

o Individual Directors: CASE-BY-CASE basis. Also based on attendance at board meetings, independence, committee work, conflicts with other duties, Chapter 7 bankruptcy, SEC violations, and criminal investigations, interlocking directorships, compensation committee members related to egregious executive compensation; and performance.

o Director Nominees in Contested Elections: CASE-BY-CASE basis. Also based on financial performance of company, track record, qualifications of director nominees, offerings for shareholders, whether proposals are realistic, equity ownership positions, and total impact on all stakeholders.

o CEO Serving as Chairman: Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

o Independent Directors: Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

o        Director Diversity: Support diversity. o Stock Ownership Requirements:
         Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

o Board Structure : Vote AGAINST classified boards when the issue comes up for vote.

o Limit Term of Office: Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

o Cumulative Voting: Vote AGAINST proposals to eliminate cumulative voting. Vote FOR proposals to permit cumulative voting. Director and Officer Indemnification and Liability Protection: Vote AGAINST proposals to limit or eliminate entirely certain director and officer liabilities.

o Indemnification: Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses.

Proxy Contest Defenses

o Poison Pills: Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

o Greenmail: Vote FOR proposals to adopt an anti-greenmail provision.

o Shareholder Ability to Remove Directors: Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

o Shareholder Ability to Alter the Size of the Board: Vote FOR proposals that seek to fix the size of the board. Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Auditors

Auditor Ratification: Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees. WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees. Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

Mergers and Acquisitions

o Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account such factors as impact of the merger on shareholder value, anticipated financial and operating benefits realizable through combined synergies, offer price, financial viability, good faith, arms length negotiations, conflicts of interest, fairness opinion, changes in corporate governance and their impact on shareholder rights, and impact on community stakeholders and employees in both workforces.

o Fair Price Provisions: Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

o Corporate Restructuring: Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

o Appraisal Rights: Vote FOR proposals to restore or provide shareholders with the right of appraisal.

o Spin-offs: Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

o Asset Sales: Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

o Liquidations: Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

o Changing Corporate Name: Vote FOR changing the corporate name in all instances if proposed and supported by management.

Shareholder Rights

o        Confidential Voting: Vote FOR confidential voting.

o Shareholder Ability to Call Special Meetings: Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

o Shareholder Ability to Act by Written Consent: Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

o Equal Access: Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

o Unequal Voting Rights: Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

o        Supermajority Shareholder Vote Requirement to Amend the Charter or
         Bylaws: Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

o Supermajority Shareholder Vote Requirement to Approve Mergers: Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

o Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

Capital Structure

o Common Stock Authorization: Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

o Reverse Stock Splits: We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly.

o Blank Check Preferred Authorization: Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with
         unspecified voting, conversion, dividend, distribution, and other rights. Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase. Vote FOR shareholder proposals to have
         blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

o Adjust Par Value of Common Stock: Vote FOR management proposals to reduce the par value of common stock.

o Preemptive Rights: Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

o Debt Restructuring: We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider certain factor, including dilution, change in control, bankruptcy, and possible self-dealings. Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

Compensation

o Stock Option Plans: In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review dilution, full market value, and repricing issues. o Stock Option Expensing: Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

o OBRA-Related Compensation Proposals: Vote FOR amendments that place a cap on annual grants or amend administrative features. Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

o Amendments to Add Performance-Based Goals: Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o        Amendments to Increase Shares and Retain Tax Deductions Under OBRA:
         Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

o Approval of Cash or Cash-and-Stock Bonus Plans: Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year. Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

o Performance Based Options: Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

o Shareholder Proposals to Limit Executive and Director Pay: Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits. Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. Review on a CASE-BY-CASE basis all other.

o Golden and Tin Parachutes: Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification. Generally vote AGAINST all proposals to ratify golden parachutes. VOTE ON TIN PARACHUTES ON A CASE-BY-CASE BASIS.

o Employee Stock Ownership Plans (ESOPs): Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

State of Incorporation

o        Voting on State Takeover Statutes: We review on a CASE-BY-CASE basis.
         We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

o Offshore Reincorporations & Tax Havens: For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis. When reviewing a proposed offshore move, we will consider certain factors. We will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

Corporate Responsibility & Accountability, Social, Environmental And Sustainability Issues

o Special Policy Review and Shareholder Advisory Committees: Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

o Military Sales: Generally support reports on foreign military sales and economic conversion of facilities. Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

o Political Contributions Reporting: Support proposals affirming political non-partisanship. Support reporting of political and political action committee (PAC) contributions. Support establishment of corporate political contributions guidelines and reporting provisions.

o        Equal Employment Opportunity and Other Work Place Practice Reporting
         Issues: Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination. Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance. Vote FOR non-discrimination in salary, wages, and all benefits.

o High-Performance Workplace: Generally support proposals that incorporate high-performance workplace standards.

o Non-Discrimination in Retirement Benefits: Support non-discrimination in retirement benefits.

o Fair Lending: Support compliance with fair-lending laws. Support reporting on overall lending policies and data.

o CERES Principles: Vote FOR the adoption of the CERES Principles. Vote FOR adoption of reports to shareholders on environmental issues.

o MacBride Principles: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

o Contract Supplier Standards: We evaluate certain factors and favor policies that we believe help us comply with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections, by evaluating certain factors. Corporate Conduct, Human Rights, and Labor
         Codes: Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Support the implementation and reporting on ILO codes of conduct. Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

o International Financial Related: Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

Exhibit A
Proxy Voter Services (PVS)
U.S. PROXY VOTING POLICY STATEMENT & GUIDELINES

U.S. Proxy Voting Policy Statement and Guidelines Fifth Edition, January 2003

ACKNOWLEDGEMENTS

ROBERT KELLOGG, DIRECTOR
~ TABLE OF CONTENTS ~

POLICY STATEMENT AND GUIDELINES   4
BOARD OF DIRECTORS    5
PROXY CONTEST DEFENSES    12
AUDITORS     14
ACQUISITIONS AND MERGERS   15
SHAREHOLDER RIGHTS    17
CAPITAL STRUCTURE    20
EXECUTIVE AND DIRECTOR COMPENSATION  23
STATE OF INCORPORATION    27
SOCIAL AND ENVIRONMENTAL ISSUES   28
CORPORATE RESPONSIBILITY AND ACCOUNTABILITY 28

Proxy Voter Services
PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

Board of Directors

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996):
"The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders. In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself." PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value. Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors are examined using the following five factors: o Poor long-term corporate performance record relative to its peer index and S&P 500; o Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);
o        Diversity of board;
o Executive compensation related (excessive salaries/bonuses/ pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and
o Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors: o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); o Failure to establish any key board committees (i.e. audit, compensation, or nominating); o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty; o Chapter 7 bankruptcy, SEC violations, and criminal investigations; o Interlocking directorships; o Performance of compensation committee members related to egregious executive compensation; and o Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.


Voting for Director Nominees in Contested Elections: Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

o Long-term financial performance of the target company relative to its industry;
o Management's historical track record; o Background to the proxy contest;
o Qualifications of director nominees (both slates);
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;
o        Equity ownership positions; and
o        Total impact on all stakeholders.

CEO Serving as Chairman

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.

In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy2 is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

o Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company. o Generally support shareholder proposals calling for the separation of the CEO and chairman positions. o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

o Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.
o Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
o Vote AGAINST boards with a majority insider board composition.

Director Diversity

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
o Support endorsement of a policy of board inclusiveness. o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Board Structure

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

o Vote AGAINST classified boards when the issue comes up for vote.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule. o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

o Vote AGAINST proposals to eliminate cumulative voting. o Vote FOR proposals to permit cumulative voting.

Director and Officer Indemnification and Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.
o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
         (2) only if the director's legal expenses would be covered.

Proxy Contest Defenses

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

o Vote AGAINST proposals that provide that directors may be removed only for cause. o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause. o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies. o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

o Vote FOR proposals that seek to fix the size of the board.
o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Auditors

Auditor Ratification
The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.
o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees. o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o        Impact of the merger on shareholder value;
o Anticipated financial and operating benefits realizable through combined synergies;
o        Offer price (cost vs. premium).
o        Financial viability of the combined companies as a single entity;
o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;
o        Fairness opinion (or lack thereof);
o Changes in corporate governance and their impact on shareholder rights; and
o        Impact on community stakeholders and employees in both workforces.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that- absent of board or shareholder approval of the acquisition- the bidder must pay the remaining shareholders the same price for their shares that brought control.

o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Changing Corporate Name

o Vote FOR changing the corporate name in all instances if proposed and supported by management.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
o Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. o Vote FOR proposals to allow or make easier shareholder action by written consent.

Equal Access

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

o Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.
o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.
o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

o Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?
o Change in Control: Will the transaction result in a change-in-control of the company? o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?
o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

COMPENSATION

Stock Option Plans

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company- and shareholders- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

o Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 12 percent.
o Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.
o Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

o        The repricing is value for value;
o If the five most highly compensated employees are excluded from the repricing;
o If the plan is broad based; and o If the current vesting schedule is maintained.

Stock Option Expensing

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

o Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-Related Compensation Proposals

o Vote FOR amendments that place a cap on annual grants or amend administrative features. o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of
         Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.
o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

Performance Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance- accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.


Shareholder Proposals to Limit Executive and Director Pay

o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.
o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.
         This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

o VOTE FOR SHAREHOLDER PROPOSALS TO ALL HAVE GOLDEN AND TIN PARACHUTE AGREEMENTS SUBMITTED FOR SHAREHOLDER RATIFICATION.
o        GENERALLY VOTE AGAINST ALL PROPOSALS TO RATIFY GOLDEN PARACHUTES.
o        VOTE ON TIN PARACHUTES ON A CASE-BY-CASE BASIS.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

o Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

State of Incorporation

Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.


Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S.
        securities laws;
o The transparency (or lack thereof) of the new locale's legal system; o Adoption of any shareholder-unfriendly corporate law provisions; o Actual, qualified tax benefits; o Potential for accounting manipulations and/or discrepancies; o Any pending U.S. legislation concerning offshore companies; and
o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY
SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o        Percentage of sales, assets, and earnings affected;
o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o Whether the issues presented should be dealt with through government or company-specific action; o Whether the company has already responded in some appropriate manner to the request embodied in a proposal; o Whether the company's analysis and voting recommendation to shareholders is persuasive; o What its industry peers have done in response to the issue; o Whether the proposal itself is well framed and reasonable; o Whether implementation of the proposal would achieve the objectives sought in the proposal; and o Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Military Sales

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

o Generally support reports on foreign military sales and economic conversion of facilities. o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Political Contributions Reporting

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

o Support proposals affirming political non-partisanship. o Support reporting of political and political action committee (PAC) contributions. o Support establishment of corporate political contributions guidelines and reporting provisions.

Equal Employment Opportunity and Other Work Place Practice Reporting Issues

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination. o Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.
o Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

o Generally support proposals that incorporate high-performance workplace standards.

Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce pay-outs to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

o        Support non-discrimination in retirement benefits.

Fair Lending

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

o        Support compliance with fair-lending laws.
o        Support reporting on overall lending policies and data.

CERES Principles

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

o Vote FOR the adoption of the CERES Principles.
o Vote FOR adoption of reports to shareholders on environmental issues.

MacBride Principles

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

PVS will generally support proposals that:

o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.
o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.
o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.
o Create incentives to encourage suppliers to raise standards rather than terminate contracts.
o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.
o Request public disclosure of contract supplier reviews on a regular basis.
o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

Corporate Conduct, Human Rights, and Labor Codes

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).
o Support the implementation and reporting on ILO codes of conduct. o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

International Financial Related

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.
                                                           * * *


1 Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.

2 New PVS policy implemented October 1, 2002.










                            Part C Other Information
Item 23.  Exhibits

     (a) Amended and Restated Agreement and Declaration of Trust, dated April 2, 1990 (i)

           (1) Amendment 1, Dated July 18, 1993, To the Agreement and Declaration of Trust, Dated April 2, 1990 (i)

     (b) Amended and Restated By-Laws, Dated April 2, 1990 (i)

           (1) Amendment 1, Dated July 19, 1993, To the By Laws Dated April 2, 1990 (i)

           (2) Amendment 2, Dated July 23, 2004, To the By Laws Dated April 2, 1990 (v)

     (c)   (1)    Portions of Agreement and Declaration of Trust Relating to
                  Shareholders' Rights (i)

           (2)    Portions of By Laws Relating to Shareholders' Rights (i)

     (d)   (1)    Management Contract Between Quantitative Group of Funds
                  and Quantitative Investment Advisors, Inc. (formerly
                  Quantitative Advisors, Inc.), Dated January 31, 1999 (ii)

           (2) Advisory Contract Between Quantitative Advisors and Columbia Partners, LLC, Dated January 31, 1999-Small Cap Fund (i)

           (3) Advisory Contract Between Quantitative Advisors and PanAgora Asset Management, Inc.), Dated July 19, 2004- Emerging Markets Fund - filed herewith as Exhibit

           (4) Advisory Contract Between Quantitative Advisors and Polaris Capital Management, Inc., Dated January 31, 1999- Foreign Value Fund - filed (d) (1)

           (5) Advisory Contract Between Quantitative Advisors and SSgA Funds Management, Inc., Dated May 1, 2001 - Growth and Income Fund (iii)

     (e)    Distribution Agreement Dated May 6, 1994 (i)

           (1)    Amendment to Distribution Agreement Dated May 6, 1994 (i)

           (2)    Amendment to Distribution Agreement Dated May 15, 1994 (i)

           (3)    Amendment to Distribution Agreement Dated May 18, 1998 (i)

           (4) Form of Specimen Ordinary Share Selling Agreement (Fully Disclosed Accounts) (i)

           (5) Form of Specimen Ordinary and Institutional Share Selling Agreement (Fully Disclosed Accounts) (i)

     (f) Not applicable.

     (g) Custodian and Investment Accounting Agreement with Investors Fiduciary Trust Company, Dated January 18, 1998 (i)

           (1) First Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City f.k.a. Investors Fiduciary Trust Company, Dated March 1, 1998 (i)

           (2) Second Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City, Dated May 1,
                  2001 (ii)

     (h)    (1)   Transfer Agent and Service Agreement, Dated October 31,
                  1989 (i)

           (2)    Limited Agency Agreement for Transfer Agency Services (i)

     (i) Opinion and Consent of Legal Counsel (i)

     (j) Consent of Independent Accountants - to be filed by amendment

     (k) Not applicable.

     (l) Not applicable.

     (m)   (1)    Distribution Plan, Dated April 2, 1990 (i)

           (2) Form of Specimen Ordinary and Institutional Share Servicing Agreement (i)

           (3)    Form of Specimen Ordinary Share Service Agreement - NTF (i)

           (4)    Form of Specimen Ordinary Share Service Agreement
                  (Undisclosed) (i)

     (n)    (1)    Rule 18f-3 Plan Amendment 1 (i)

           (2) Rule 18f-3 Plan Amendment 2 (i)

           (3) Rule 18f-3 Plan Amendment 3 (i)

     (o) Not applicable.

     (p)    (1)  Code of Ethics for the Fund, Dated January 1, 2005 -
	         filed herewith as Exhibit (p) (1)

		  Code of Ethics for the Fund, Dated July 23, 2003 (iv)

           (2)    Code of Ethics for the Fund, Dated April 2000 (ii)

           (3)    Code of Ethics - Columbia Partners (iii)

           (4) Code of Ethics - PanAgora Asset Management, Inc. filed herewith as Exhibit (p)(2)

           (5)    Code of Ethics - Polaris Capital Management Inc. (iii)

           (6)    Code of Ethics - SSgA Funds Management, Inc. (iii)

Notes:

         (i) Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

         (ii) Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

         (iii) Previously filed with Post-Effective Amendment No. 22 to the Registration Statement on July 27, 2001 and incorporated by reference herein.

         (iv) Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003.

         (v) Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004.

Item 24. Persons Controlled by or under common control with the Company.

No person is presently controlled by or under common control with the Company.

Item 25.  Indemnification

Indemnification provisions for officers, directors and employees of the Company are set forth in Article VIII, Sections one through three of the Amended and Restated Agreement and Declaration of Trust, and are hereby incorporated by reference. See Item 23 (a) (1) above. Under this Declaration of Trust, directors and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules there under. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 26.  Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of Quantitative Investment Advisors, Inc., the Registrant's investment adviser (the "Manager"), is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name                                Business and other connections

Willard L. Umphrey:                 President/Treasurer/Clerk/Director, U.S. Boston Insurance
Director                            Agency, Inc.; Director, U.S. Boston Capital Corporation;  President /Director, USB Atlantic
                                    Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Assistant
                                    Secretary/Director, AB&T, Inc.; Director, Pear Tree Royalty Company, Inc., U.S. Boston Asset
                                    Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II;
                                    President/Chairman/Trustee, Quantitative Group of Funds, d/b/a Quant Funds.

Leon Okurowski:            Director/President, U.S. Boston Corporation, USB
Clerk                               Corporation; Vice President/Treasurer/Director,
Director                            U.S. Boston Capital Corporation; Vice President, U.S. Boston Insurance Agency, Inc.;
                                    Director/Treasurer, AB&T, Inc.; Partner, U.S. Boston Company, U.S. Boston Company II;
                                    Treasurer/Vice President, Quantitative Group of Funds, d/b/a Quant Funds.

Elizabeth A. Watson                 President, U.S. Boston Capital Corporation; Chief Compliance
Vice President                       Officer/Clerk, Quantitative Group of Funds, d/b/a Quant Funds.
Chief Compliance Officer

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773. The principal business address of AB&T, Inc. is 200 Franklin Street, Boston, Massachusetts 02109.

Item 27.  Principal Underwriters

(a) Not applicable.
(b) The directors and officer of the Registrant's principal underwriter are:

                                    Positions and                      Positions and
                                    Offices with                       Offices with
Name                                Underwriter                        Registrant

Carol A. Higgins                     Clerk                              Controller

Deborah A. Kessinger                Chief Compliance Officer            Assistant Clerk

Leon Okurowski                      Vice President,                    Vice President and
                                    Treasurer and                      Treasurer
                                    Director

Willard L. Umphrey                 Director President, Chairman
                                   and Trustee

Elizabeth A. Watson                President                          Chief Compliance Officer
                                                                       And Clerk

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773.

(c) Not applicable.

Item 28.  Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

 Registrant's investment advisers:

                  Quantitative Investment Advisors, Inc.
                  55 Old Bedford Road
                  Lincoln, MA  01773

                  SSgA Funds Management, Inc.
                  State Street Financial Center
                  One Lincoln Street, 33rd Floor
                  Boston, MA  02111-2900

                  PanAgora Asset Management, Inc.
                  260 Franklin Street, 22nd Floor
                  Boston, MA  02110

                  Columbia Partners, LLC, Investment Management
                  1775 Pennsylvania Avenue, N.W., 10th Floor
                  Washington, D.C.  20006

                  Polaris Capital Management, Inc
                  125 Summer Street
                  Boston, MA  02110

Registrant's custodian:

                  State Street - Kansas City
                  801 Pennsylvania Avenue
                  Kansas City, MO  64105

Registrant's transfer agent:

                  Quantitative Institutional Services,
                  a division of Quantitative Investment Advisors, Inc. 55 Old Bedford Road
                  Lincoln, MA  01773

Item 29.  Management Services

            Not applicable.

Item 30.  Undertakings

            Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Company certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, County of Middlesex, and Commonwealth of Massachusetts, on the 27th day of May, 2005.

Attest:                                     Quantitative Group of Funds d/b/a Quant Funds

/s/  Elizabeth A. Watson                    /s/  Willard L. Umphrey
------------------------------------        --------------------------------------------
Elizabeth A. Watson, Clerk                   Willard L. Umphrey, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong                     May 27, 2005
-----------------------                     ------------
Trustee                                     Date

/s/ John M. Bulbrook                        May 27, 2005
--------------------                        ------------
Trustee                                     Date

/s/ Edward A. Burrows                       May 27, 2005
---------------------                       ------------
Trustee                                     Date

/s/ Joseph J. Caruso                        May 27, 2005
--------------------                        ------------
Trustee                                     Date

/s/ Clinton S, Marshall                     May 27, 2005
-----------------------                     ------------
Trustee                                     Date

/s/ Willard L. Umphrey                      May 27, 2005
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Trustee                                     Date

By: /s/ Willard L. Umphrey                  May 27, 2005
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       Willard L. Umphrey                   Date
      Attorney in Fact